SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHNAGE ACT OF 1934

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LEXICO RESOURCES INTERNATIONAL CORPORATION
(Name of registrant as specified in its charter)

Colorado	33-55254-22	87-0438633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Burning Tree Drive Franktown, Colorado 80116	80116
(Address of principal executive offices)	(Zip Code)

 (213) 321-9858
Telephone number, including area code

LEXICO RESOURCES INTERNATIONAL CORPORATION
PROXY STATEMENT
DATED JUNE 22, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 11, 2010

 Notice is hereby given that a Special Meeting of the Shareholders of Lexico Resources International Corporation, a Colorado corporation (the “Company”), will be held at 2:00 p.m. Mountain Standard Time on Wednesday, August 11, 2010 at the Las Brisas Restaurant, 6781 South Clinton Street, Greenwood Village, Colrado 80112, and any adjournments or postponements thereof (the "Special Meeting") for the following purposes:

*1.
To consider and vote for the election of the following two (2) persons to serve as directors of the Board of Directors of the Company until their successor shall have been elected and qualiied: Ronald L. Aden and F. Jeffrey Krupka;

*2.
To consider and vote upon a proposal to approve: (i) the employment agreement between the Company and Ronald L. Aden dated  June 1, 2010 (the “Aden Employment Agreement”); (ii) the employment agreement between the Company and Jeffrey Krupka dated June 1, 2010 (the “Krupka Employment Agreement”); and (iii) the compensation agreement between the Company and Southwest Consulting Associates, Inc. (“SWCA”) dated June 1, 2010 (the “Compensation Agreement”);

3.
To consider and vote upon a proposal to approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of common stock from 100,000,000 shares to 300,000,000 shares, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001 (the “Amendment”).  Upon approval of the shareholders an amendment to the articles will be filed in the office of the Secretary of State of the State of Nevada in accordance wth the laws of the State of Nevada;

4.
To consider and vote upon a proposal to authorize the Board of Directors to effect a reverse stock split of one-for-twenty (1:20) shares of the Company's outstanding common stock (the “Reverse Stock Split”), depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its Shareholders with such post-split shares of common stock being referred to herein as the "New Common Stock";

*5.
To consider and vote upon a proposal to approve the agreement for satisfaction of judgment between the Company and Narnia Investments Ltd. (“Narnia Investments”) dated April 28, 2010 and as amended (the “Narnia Investments Agreement”);

*6.
To consider and vote upon a proposal to approve the forbearance agreement between the Company and Aggregate Recovery Resources LLC (“Aggregate Recovery”) dated May 4, 2010 and as amended (the “Aggregate Recovery Forbearance Agreement”);

7.	To consider and vote upon a proposal to ratify the engagement of M&K CPAs (“M&K”) to serve as the principal independent auditor for the Company for fiscal year ended December 31, 2010.

8.	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

Our voting securities consist of shares of common stock, with a  par value of $0.001 (the "Common Stock"). Shareholders of record at the close of business on June 18, 2010 are entitled to vote at the meeting. There were 57,585,796 shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is a majority of the total shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

We will conduct this proxy solicitation initially by mailing notice and then by making materials available at our designated website unless you request a paper or e-mail copy. This proxy statement and form of proxy will be first sent or given to shareholders on or about June 23, 2010. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material and making them electronically available. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will request banks and brokers to forward material to their customers who beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

The matters to be acted upon at the meeting are listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

Please note that throughout this Proxy Statement, and unless otherwise noted, the words "we," "our," "us," the "Company," or "Lexico Resources," refers to Lexico Resources International Corporation.

By Order of the Board of Directors

/s/ Ronald L. Aden
_______________________________
                                                                                                Ronald L. Aden, President

* Exhibits for the above listed purposes of the meeting are attached at the end of this document in the order listed above.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

All of our directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. Our officers are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal.

As of the date of this Proxy Statement, our directors and executive officers, their ages and positions held are as follows:

Name	Age	Position with the Company

Ronald L. Aden	66	President/Chief Executive Officer and a Director
L. Lex Dolton	80	Drector
Larry Alex	70	Director
Dennis Kesssler	67	Secretary/Treasurer

FAMILY RELATIONSHIPS

There are no family relationships among our directors or officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past five years, none of our directors, executive officers or persons that may be deemed promoters is or have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

Our Board of Directors has not established an audit committee. The respective role of an audit committee has been conducted by our Board of Directors. In the event the Merger Agreement is not consummated, we intend to establish an audit committee during fiscal year 2010. When established, the audit committee's primary function will be to provide advice with respect to our financial matters and to assist our Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor our financial reporting process and internal control system; (ii) review and appraise the audit efforts of our independent accountants; (iii) evaluate our quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and our Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during fiscal years ended December 31, 2009 and 2008 (collectively, the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Plan ($)	Non-Qualified Deferred Earnings ($)	All Other Compensation $)	Total ($)
Ronald L. Aden	2008 2009	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-- --	-- --	-- --	-0- -0-

STOCK OPTIONS/SAW GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2009

The following table sets forth information as at December 31, 2009 relating to Stock Options that have been granted to the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Ronald L. Aden President/ CEO	-0-	-0-	-0-			-0-	-0-	-0-	-0-

The following table sets forth information relating to compensation paid to our directors during fiscal year ended December 31, 2009:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ronald L. Aden 2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-

L. Lex Dolton 2009	-0-	-0-	-0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	$477,542 -0- $ 87,500

Larry Alex 2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of the date of this Proxy Statement, the following table sets forth certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Proxy Statement, there are 57,585,796 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Ronald L. Aden 8000 Burning Tree Drive Franktown, Colorado 80116	111,386	Nil

L. Lex Dolton	-0-	Nil
Larry Alex	-0-	Nil
Dennis Kessler P.O. Box 470924 Aurora, Colorado 80047	125,000	Nil

All executive officers and directors as a group (4 persons)	236,386	~~-0-~~

Beneficial Owners Greater Than 5%
James V. Aden 3020 W. Beautiful Lane Laveen, Arizona 85339	6,000,000	10.42%
Marlene M. Roben 3961 S. Narcisses Way Denver Colorado 80237	4,000,000	6.95%
Michigan Exploration Inc. 1801 Broadway, Suite 1050 Denver, Colorado 80282	4,000,000	6.95%
Lexico Energy Corp. 12835 E. Arapahoe Road, Suite 350 Englewood, Colorado 80112	5,000,000	8.68%
Hachador Holdings Ltd. 777 S. Figueroa Street, 40th Floor Los Angeles, California 90017	5,000,000	8.68%

_________________________

*	Less than one percent.

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of the date of this Proxy Statement, there are 57,585,796 shares issued and outstanding.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

None of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction or in any proposed transactions, which has materially affected or will materially affect us during fiscal year ended December 31, 2009.

MATTERS TO BE ACTED UPON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

Our Bylaws provide authorization to the Board of Directors of the Company to fix from time to time by resolution that number of directors of the Company. Directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the Shareholders will appoint the following nominees for director. It is intended that the proxies solicited hereby will be voted "for" election of the following nominees unless otherwise specified: (i) Ronald L. Aden; and (ii) Jeffrey Krupka. Mr. Aden is current a member of the Board of Directors. For a description of their respective background and experience, including their respective principal occupations during the past five years and the name and principal business in which such occupations were carried on, and the nominating process, please see below:

Biography

Ronald L. Aden. Mr. Aden has been the President of the Company since 2006 and a member of the Board of Directors of the Company since approximately September 2008. For the past twenty years, Mr. Aden has been involved in the construction industry, involving sales and rentals, and has considerable managerial experience. Mr. Aden was the founder and developer of Wee Pals Learning Centers, which he operated for over twenty years and ultimately sold.  Mr. Aden previously worked in maintenance at Motorola. Mr. Aden was born and raised in Illinois on a farm where he developed his interests in construction and carpentry.

Jeffrey Krupka. Mr. Krupka has been involved in the real estate industry for over thirty years. Mr. Krupka obtained his real estate license in 1975 and worked for Robertson Realty and Chamberlain. Mr. Krupka subsequently entered in equity lending market, which included the purchase of numerour FDIC and failed industrial bank projects. During 1999, Mr. Krupka operated Real Estate Opportunitites, Inc. as his first Over-the-Counter Bulletin Board company. He developed and closed several successful real estate land developments, including subdividisions in Auruora and Auburn Hills, Aurora, Colorado, The Village at Frederick, Frederick, Colorado and the conversion of the corner of Steele and Colfax strip center in Denver Colorado. After moving to California in 2009, Mr. Krupka pursued motion picture development and assisted living businesses and was a part owner in projects in Tehachapi and Merced, California. Mr. Krupka currently operates a consulting business, Southwest Consulting Associates Inc., which was engaged by the Company in January 2010 to restructure the Company.

PROPOSAL 2.  APPROVAL OF THE ADEN EMPLOYMENT AGREEMENT, THE KRUPKA EMPLOYMENT AGREEMENT AND THE COMPENSATION AGREEMENT.

In the event that Messrs. Aden and Krupka are appointed by the Shareholders to the Board of Directors, the Aden Employment Agreement and the Krupka Employment Agreement, respectively, will be approved by the Board of Directors. The Company believes that the development, operation and growth of the Company will be materially enhanced by the capacities, industry and experience of Messrs. Aden and Krupka. The Company previously agreed to compensate SWCA for services rendered in relation to negotiating the debts of the Company and structuring the Shareholder Meeting as set forth in the Compensation Agreement.

In general, the terms and provisions of the Aden Employment Agreement are: (i) Ronald L. Aden agrees to act in the executive capacity as the President/Chief Executive Officer of the Company; (ii) the employment of Rob Aden shall continue until December 31, 2010, which employment shall automatically be renewed for additional one-year periods on each anniversiary date; (ii) the Company shall issue an aggregate 6,994,312 pre-Reverse Stock Split shares of restricted common stock (which will be reduced to 349,716 shares of restricted common stock after the effective date of the Reverse Stock Split; and (iv) the Company shall pay to Ronald L. Aden that amount equal to one-half of the net operating income earned by the Company on a monthly basis commencing after July 27, 2010 (the “Monthly Employment Payment”), which Monthly Employment Payment shall be divided one-half with the Secretary/Treasurer of the Company. Upon the issuance of the aggregate 6,994,312 shares of common stock to Ronald L. Aden, Ronald L. Aden will hold approximately 5.30% of the total issued and outstanding shares of common stock of the Company.

In general, the terms and provisions of the Krupka Employment Agreement are: (i) Jeffrey Krupka agrees to act in the executive capacity as the Secretary and the Treasurer/Chief Financial Officer of the Company; (ii) the employment of Jeffrey Krupka shall continue until December 31, 2010, which employment shall automatically be renewed for additional one-year periods on each anniversiary date; (ii) the Company shall issue an aggregate 2,797,725 pre-Reverse Stock Split shares of restricted common stock (which will be reduced to 139,886  shares of restricted common stock after the effective date of the Reverse Stock Split; and (iv) the Company shall pay to Jeffrey Krupka that amount equal to one-half of the net operating income earned by the Company on a monthly basis commencing after July 27, 2010 (the “Monthly Employment Payment”), which Monthly Employment Payment shall be divided one-half with the President/Chief Executive Officer of the Company. Upon the issuance of the aggregate 2,797,725 shares of common stock to Jeffrey Krupka, Jeffrey Krupka will hold approximately 2.12% of the total issued and outstanding shares of common stock of the Company.

In general, the terms and provisions of the Compensation Agreement are to issue to SWCA an aggregate 6,994,312 pre-Reverse Stock Split shares of restricted common stock (which will be reduced to 349,716 shares of restricted common stock after the effective date of the Reverse Stock Split). Upon the issuance of the aggregate 6,994,312 shares of common stock to SWCA, SWCA will hold approximately 5.30% of the total issued and outstanding shares of common stock of the Company.

Reasons for proposal

Messrs. Aden and Krupka are professionals with considerable experience involving the management and administration of public companies. Both have specialized knowledge in providing consulting advise on exploration strategies, management and operational service considerations to oil and gas exploration companies involved in the areas of business carried out by the Company and desire to provide professional consulting services to the Company and act in the capacity as members of the Company’s Board of Directors. The Company desires to retain Messrs. Aden and Krupka to act in the capacity as members of the Board of Directors and Messrs. Aden and Krupka both desire to accept such positions, in order to provide such related services to the Company.

-

PROPOSAL 3. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL FROM 100,000,000 TO 300,000,000 SHARES OF $0.001 PAR VALUE COMMON STOCK AND 100,000,000 SHARES OF $0.001 PAR VALUE PREFERRED.

Our Board of Directors will approve an amendment to our Articles of Incorporation to increase our authorized capital from 100,000,000 shares of $0.001 par value common stock to 300,000,000 shares of common stock and 100,000,000 shares of $0.001 par value preferred stock.

Reasons for proposal

Our Board of Directors believes that the amendment is in the best interests of our stockholders and us. We believe that the increase is necessary so that we will have a sufficient number of authorized shares to meet our obligations to issue additional shares and for future contingencies. The increase in authorized capital may also be necessary in order to have sufficient shares to issue upon conversion of notes, exercise of warrants and options.

The objective of the proposed change in the authorized capital structure of the Company is to allow for future issuances of common stock of the Company in accordance with forward stock splits, proposed equity financings, debt settlement, and contractual provisions. Moreoever, based upon the Company’s historical losses from operations, the Company will require additional funding in the future. If the Company cannot obtain capital through private offerings and financings or otherwise, its ability to execute developmental plans will be greatly limited. The Company’s current developmental plans require it to make capital expenditures for the development of its properties. Historically, the Company has funded its operations through the issuance of equity. It’s potential future cash flow and availability of financing may be subject to the appeal of private offerings, including the market prices of its common stock. Further, debt financing, if utilized, could lead to a diversion of cash flow to satisfy debt-servicing obligations and create restrictions on business operations.

The Board of Directors believes that an increase in the authorized capital structure will increase the marketability and liquidity of the Company in the future. The newly authorized shares of common stock will be available for issuance at the discretion and approval of the Company’s Board of Directors, without any further shareholder action. Since the Board of Directors will have the authority to issue additional shares of the Company’s common stock to provide additional financing in the future, the issuance of any such shares may result in a reduction of the book value or market price of the outstanding shares of the Company‘s common stock. If the Company does issue any such additional shares, such issuance also will cause a reduction in the proportionate ownership and voting power of all other stockholders. As a result of such dilution, a shareholder’s proportionate ownership interest and voting power will be decreased accordingly. Further, any such issuances could result in a change of control. As at the date of this Proxy Statement, the Board of Directors does not anticipate any immediate issuance of shares of common stock.

Lastly, an increase in the Company’s authorized capital could provide potential anti-takeover defenses, such as the “poison pill” or “golden parachute” defense. A “poison pill” defense may include adoption of a shareholder rights plan pursuant to which holders of common stock would receive one right for each share held allowing them an option to buy more shares of common stock. In the event a suitor company makes an unwelcome bid, the rights can begin trading trading separate from the shares. If the takeover bid is successful, the shareholder rights may be exercised to purchase shares at a discount from the going market price. All the shareholder except the acquirer can exercise their rights to purchase shares at a discount. This results in a significant dilution in the share hodlers of the acquirer. A “golden parachute” defense may include provisions in stock option plans or employment agreements, which are triggered when there is a substantial change in the control of the corporation.

As of the date of this Proxy Statement, the Company has certain specific plans to issue shares of common stock in accordance with the terms of private placement offerings for financing purposes and upon the conversion of notes.

Interest of Management in the Amendment to the Articles of Incorporation

Management does not have a direct or indirect material interest in the proposed Amendment to the Articles of Incorporation.

Proposed changes in authorized capital

Under the Amendment to the Articles of Incorporation, our authorized capital stock will be 300,000,000 shares of common stock, with a par value of $0.001, and 100,000,000 shares of preferred stock, with a par value of $0.001. Our authorized capital currently consists of 100,000,000 shares of common stock.

Common

Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after any applicable requirements with respect to preferential dividends have been met. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not be permitted in the election of directors.

A quorum for the transaction of business at any meeting of the stockholders will be a majority of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the stockholders at which a quorum is present will constitute stockholder approval of matters to be acted upon by the stockholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more of such shares, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors.

Stockholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

Preferred

The Board of Directors will be authorized to issue up to 50,000,000 shares of preferred stock. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the board of directors, without further action by shareholders, and may include voting rights, preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions as determined by the board of directors. Although the Company does not have any present plans to issue any shares of preferred stock, the issuance of preferred stock in the future could adversely affect the rights of the holders of common stock and reduce the value of the common stock.

PROPOSAL 4.  AUTHORIZATION OF BOARD OF DIRECTORS TO EFFECT THE REVERSE STOCK SPLIT DEPENDING UPON A DETERMINATION BY THE BOARD OF DIRECTORS THAT A REVERSE STOCK SPLIT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS.

The Board of Directors has authorized, subject to Shareholder approval, a Reverse Stock Split of one-for-twenty shares of the Company's outstanding common stock that may be effected by the Board depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the common stock.

If the Reverse Stock Split is approved by the Shareholders at the Special Meeting, it will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the Shareholders. In the Board's judgment, the Reverse Stock Split would result in the greatest marketability and liquidity of the Common Stock, based upon prevailing market conditions, the proposed public offering described below, on the likely effect on the market price of the Common Stock and other relevant factors.

If approved by the Shareholders, the Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors upon filing the appropriate documentation with FINRA. If no Reverse Stock Split is effected by such date, the Board of Directors will take action to abandon the Reverse Stock Split without further Shareholder action.

Purposes And Effects Of The Reverse Stock Split

Consummation of the Reverse Stock Split will not alter the number of authorized shares of common Stock. The common stock is listed for trading on the Pink Sheets Market under the symbol “LXXI.PK”. On the Record Date, the reported closing price of the common stock on the Pink Sheets Market was $0.00 per share. The Company intends to use its best efforts in the future to cause its shares of common stock to be approved for trading on the OTC Bulletin Board. Management intends to effect a Reverse Stock Split at a level of one-to-twenty, which it believes will result in attaining both of its goals of achieving a higher per-share price and increasing the marketability and liquidity of the Company's common stock.

Additionally, the Board of Directors believes that the current per-share price of the common stock has limited the effective marketability of the common stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

On the Record Date the number of record holders of the common stock was approximately  298 and the number of beneficial holders of common stock was estimated to be approximately 500. The Company does not anticipate that any Reverse Stock Split will result in a significant reduction in the number of such holders, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders.

The Reverse Stock Split would have the following effects upon the number of shares of common stock outstanding (57,585,796 shares as of the Record Date) assuming that no additional shares of common stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares. The common stock will continue to be $0.001 par value common stock following any Reverse Stock Split and the number of shares of common stock outstanding will be reduced. The following example is intended for illustrative purposes.

	Common Stock Before	Common Stock Outstanding
Reverse Stock	Outstanding Before	Outstanding After
Split	Reverse Stock Split	Reverse Stock Split

1 for 20	57,585,796	2,879,290

At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's common stock, $0.001 par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. No certificates or scrip representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest, each holder of Old Common Stock in excess of 0.50% interest who would otherwise be entitled to receive a fractional share of New Common Stock will in lieu receive one full share upon surrender of certificates formerly representing Old Common Stock held by such holder.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     1.   The Reverse Stock Split may qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

     2.   No gain or loss will be recognized by the Company in connection with the Reverse Stock Split.

     3.   No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

     4.   The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore.

     5.   The holding period of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

PROPOSAL 5. APPROVAL OF THE NARNIA INVESTMENTS AGREEMENT.

On June 13, 2006, the District Court for the City and County of Denver, Colorado (the “District Court”)  issued an order regarding Case No. 06CV5115, Narnia Investments, Ltd., Plaintiff, vs. Lexico Resources International Corporation, Defendant. The Order was issued by the District Court pertaining to a judgment granted to Narnia Investments Ltd. (“Narnia Investments”) in the amount of $377,500.00 from the State of Texas (the “Narnia Investments Judgment”). In accordance with the provisions of Colorado Revised Statute, Section 13-53-103, the District Court ordered that the Narnia Investments Judgment was entitled to enforcement, satisfaction or re-opening, vacating or staying as provided for by law.

Therefore, on April 28, 2010, the Company and Narnia Investments entered into that certain settlement agreement, as amended (the “Narnia Investments Agreement”). In accordance with the terms and provisions of the Narnia Investments Agreement: (i) the Company shall pay to Narnia Investments $50,000 within fourteen days after the Shareholders Meeting; (ii) the Company shall issue to Narnia Investments 12,500,000 pre-Reverse Stock Split shares of its restricted common stock within fourteen days after the Shareholders Meeting, which 12,500,000 shares will be reduced to 625,000 shares of common stock after the effective date of the Reverse Stock Split; and (iii) Narnia Investments shall release the Company from the Narnia Investments Judgment and the Narnia Investments Judgment shall be deemed satisfied. Upon the issuance of the aggregate 12,500,000 shares of common stock to Narnia Investments, Narnia Investments will hold approximately 9.50% of the total issued and outstanding shares of common stock of the Company.

PROPOSAL 6.  APPROVAL OF THE AGGREGATE RECOVERY FORBEARANCE AGREEMENT.

Aggregate Recovery LLC, d/b/a Aggrega Recovery Resources LLC, a Colorado limited liability company (“Aggregate Recovery”) obtained a judgment against the Company in the District Court in and for the City and County of Denver, State of Colorado, captioned “Aggregate Recovery LLC vs. Lexico Resources Corporation, Case No. 02 CV 6334 (the “Aggregate Recovery Judgment”). Subsequently, Aggregate Recovery has been engaged in a number of post-judgment proceedings, which include sheriff’s sales in Colorado and Utah, and post-judgment and other collection activitites in Utah, which include obtaining a writ of execution on its judgment lien on certain interests that the Company has in real property located in Township 9, South Range 20 East, S.L.M. Section 15:S/2SW/4, SW/4SE/4 in Uintah County, Utah, and conducting a sheriff’s sale of the same. Aggregate Recovery is also currently engaged in post-judgment collection activitites in the courts of Colorado, including pursuing claims and judgments against Lex Dolton, the Company, Lexico Energy Corporation and Hachador Holdings Limited. The Company desires to continue its business operations without the burden of Aggregate Recovery’s post-judgment activitites directed at the Company’s assets other than those already the subject of Aggregate Recovery’s post-judgment and collection activitites.

Therefore, on May 4, 2010, the Company and Aggregate Recovery LLC, d/b/a Aggregate Recovery Resources LLC  (“Aggregate Recovery”) entered into that certain forbearance agreement (the “Aggregate Recovery Forbearance Agreement”). In accordance with the terms and provisions of the Aggregate Recovery Forbearance Agreement, Aggregate Recovery will refrain from engaging in post-judgment execution proceedings on its judgment againstg the Company, except as to any asset, right or interest that has been or is currently the subject of or relatged to any post-judgment proceeding or collection action engaged in on behalf of Aggregate Recovery (the “Forbearance”). The Forbearance shall include the Company’s 25% interest in leases for oil and goas or geothermal resources, which may be located in Uintah Couth. In accordance with the terms and provisions of the Aggregate Recovery Forbearance Agreement, Aggregate Recovery shall retain all assets, interests, rights, money and documents that it has obtained through any poist-judgment execution proceedings or collection action against the Company.

In further accordance with the terms and provisions of the Aggregate Recovery Forbearance Agreement: (i) the Company shall pay to Aggregate Recovery $4,500 for the professional fees incurred by Aggregate Recovery relating to the Aggregate Recovery Forbearance Agreement; (ii) Aggregate Recovery shall transfer 6,000,000 shares of the Company’s common stock held of record by Aggregate Recovery to Ronald L. Aden, which at the time of issuance had no value; (iii) Aggregate Recovery shall return to the Company the 1,000,000 shares of preferred stock held of record by Aggregate Recovery, which at the time of issuance had no value; and (iv) the Company shall issue to Aggregate Recovery an aggregate 45,000,000 pre-Reverse Stock Split shares of its restricted common stock within five days after the Shareholders Meeting, which 45,000,000 shares will be reduced to 2,250,000 shares of common stock after the effective date of the Reverse Stock Split. Upon the issuance of the aggregate 45,000,000 shares of common stock to Aggregate Recovery, Aggregate Recovery will hold approximately 34.12% of the total issued and outstanding shares of common stock of the Company.

PROPOSAL 7.  TO APPROVE THE ENGAGEMENT OF M&K AS THE PRINCIPAL INDEPENDENT AUDITOR FOR THE COMPANY FOR FISCAL YEEAR ENDED DECEMBER 31, 2010.

The Company recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of M&K of Denver, Colorado as the auditors who will audit the financial statements for the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 or until the Board of Directors, in its discretion, replaces them.

An affirmative vote of the majority of shares represented at the Shareholders Meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. The Company has considered whether the provision of the services covered in this section is compatible with maintaining M&K's independence and believes that it is.

Audit Fees

The Company did not incur any audit fees for the prior two fiscal years ended December 31, 2008 and December 31, 2009.

Financial Information Systems Design and Implementation Fees

The Company did not incur any financial information systems design and implementation fees for the prior two fiscal years ended December 31, 2008 and December 31, 2009.

All Other Fees

The Company did not incur any other associated fees for the prior two fiscal years ended December 31, 2008 and December 31, 2009.

PROPOSAL 8.  OTHER MATTERS

Our Board of Directors knows of no other matters to be acted upon at the meeting other than those presented to the Shareholders for their approval and consent at the Special Meeting.

PROXY CARD

LEXICO RESOURCES INTERNATIONAL CORPORATION

SOLICITED FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2010

The undersigned hereby constitutes, appoints and authorizes Ronald L. Aden the true and lawful agent of the undersigned with full power of substitute and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned’s shares of the $0.001 par value common stock of Lexico Resources International Corporation, a Nevada corporation, at the special meeting of shareholders to be held at 2:00 p.m. Mountain Standard Time on Wednesday, August 11, 2010 at the Las Brisas Restaurant, 6781 South Clinton Street, Greenwood Village, Colrado 80112, and any adjournments or postponements thereof (the "Special Meeting”), for the following purposes:

1.	To elect two directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified:

        [   ]  FOR all nominees listed below (except as marked to the contrary):

        Ronald L. Aden                                Jeffrey Krupka

        [   ]  WITHHOLD AUTHORITY to vote for all nominees.

Instruction: To withhold authority to vote for any nominee, draw a line through or otherwise strike ou his name. If authority to vote for the election of any nominee is not withheld, the execution of this proxy card will be deemed to grant such authority.

2.	To approve the employment agreement between the Company and Ronald L. Aden dated June 1, 2010 (the “Aden Employment Agreement”).

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

3.	To approve the employment agreement between the Company and Jeffrey Krupka dated June 1, 2010 (the “Krupka Employment Agreement”).

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

4.	To approve the compensation agreement between the Company and Southwest Consulting Associates, Inc. (“SWCA”) dated June 1, 2010 (the “Compensation Agreement”).

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

5.
To approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of common stock from 100,000,000 shares to 300,000,000 shares, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001 (the “Amendment”).

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

6.
To approve and authorize the Board of Directors to effect a reverse stock split of one-for-twenty (1:20) shares of the Company's outstanding common stock (the “Reverse Stock Split”), depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its Shareholders with such post-split shares of common stock being referred to herein as the "New Common Stock".

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

7.	To approve the agreement for satisfaction of judgment between the Company and Narnia Investments Ltd. (“Narnia Investments”) dated April 28, 2010 and as amended (the “Narnia Investments Agreement”).

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

8.	To approve the forbearance agreement between the Company and Aggregate Recovery Resources LLC (“Aggregate Recovery”) dated May 4, 2010 and as amended (the “Aggregate Recovery Forbearance Agreement”).

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

9.	To ratify the engagement of M&K CPAs (“M&K”) to serve as the principal independent auditor for the Company for fiscal year ended December 31, 2010.

        [    ]   FOR                                           [   ]  AGAINST                                                      [    ]  ABSTAIN

Shareholder Name: ____________________________________________________________
                                        Please Print Name above

Signature: ___________________________________________________________________

          ___________________________________________________________________

Schedule of exhibits:

As to Proposal 2, attached please find the following agreements"

a) Aden employment agreement
b) Krupka employment agreement
c) SWCA compensation agreement

As to Proposal 5 (Narnia), attached please find the following:

a) Coversheet
b) Agreement
c) 1st Amendment
d) 2nd Amendment

As to Proposal 6 (Aggregate), attached please find the following:

a) Coversheet
b) Agreement
c) 1st Addendum
d) 2nd Addendum

As to Proposal 7, attached please find the following:

Agreement between Lexico and M & K CPAS PLLP to be engaged to be the auditors of Lexico with the goals described in Proposal 7

Summary and Overview of Lexico – this two page summary shows where Lexico has been and what the share structure will look like initially if we get the support of our shareholders.

Separate copy of Proxy Card (pages 16 and 17) has been enclosed for convenience in casting your vote with and attached postage paid envelope for your use in returning the signed Proxy Card to the transfer agent.

Should you have any questions, please do not hesitate to contact Jeff Krupka at 213-321-9858.

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective this 1st day of June, 2010, by and between Lexico Resources International Corporation, a Nevada corporation (the "Company") and Ronald L. Aden (the "Employee").

RECITALS

WHEREAS, the Company plans a special shareholder meeting tentatively scheduled for July 27, 2010 (the "Meeting")

WHEREAS, the Company and this Agreement are conditioned on approval of the shareholders by a quorum of issued and outstanding shares as provided by Corporate Stock Transfer.

Whereas, the Company believes that the development, operation and growth of the Company will be materially enhanced by the capacities, industry and experience of the Employee, and that his services will be of value to the Company.

Whereas, the Company deems it to be in the Company's best interest to have an employment contract with the Employee.

Whereas, The Company realizes that inducement must be offered to the Employee in order that the Company may continue to retain his services, and the Company is willing to make such inducements in the form of compensation and other benefits.

AGREEMENT

IN CONSIDERATION of the foregoing recitals, other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants set forth below, the Company and the Employee agree as follows:

1. EMPLOYMENT. The Company hereby agrees to employ the Employee and the Employee hereby accepts employment with the Company on the terms and conditions set forth in this Agreement.

2. TERM. The employment of the Employee under this Agreement shall commence immediately and shall continue until December 31 2012 (unless sooner terminated pursuant to other provisions of this Agreement) provided that, unless terminated, this Agreement shall automatically be renewed for additional one-year periods on each anniversary date of this Agreement.

3. DUTIES AND SERVICES. The Company is a development phase gas and oil company but may pursue other ventures. In addition, the duties of the Employee shall be to serve in the capacity as President of the Company and as a member of its Board of Directors, and subject to proper authority, Employee shall take actions authorized in that capacity.

1

a. 6,994,312shares of common stock which is subject to a planned 20 for 1 reverse split.

4. BUSINESS EXPENSES. The Employee shall be reimbursed for all reasonable business expenses paid from time to time by the Employee, if the expenses are not paid by the Company directly.

5. OTHER BENEFITS. The Employee shall share on a 50/50 basis with the Secretary and Treasurer, one-half of the net operating income beyond 7-27-2010 and for the term of this Agreement.

6. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Employee, his heirs, personal representatives and assigns (if any) and the Company, its successors and authorized assigns.

7. MERGER OR SIMILAR TRANSACTION. Employee consents to assignment of the Company's contractual rights to this Agreement to another company in the case of merger, share exchange or other similar transaction without the consent of the Employee so long as there is no material change in the officers and directors of the acquiring or assignee company, and so long as the general business of the acquiring or assignee company does not materially differ from that of the Company.

8. GOVERNING LAW. This Agreement is made with a Nevada corporation, which is principally doing business in the State of California and therefore, this Agreement shall be construed in accordance with, and shall be governed by the laws of the State of Colorado, as applied to contracts made and performed solely in the State of Colorado.

9. WAIVER AND MODIFICATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties to this Agreement. The failure of either party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of such provisions or of the right of such party to enforce each and every provision of this Agreement in the future.

10. HEADINGS. The headings and captions contained in this Agreement are for convenience only and are not to be construed as a part of this Agreement.

11. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties to this Agreement and, except as otherwise provided in this Agreement, there are no other agreements or understandings, written or oral, in effect between the Employee and the Company specifically relating to the employment of the Employee by the Company.

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12. COUNTERPARTS. This instrument may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

13. FACSIMILE AND ELECTRONIC SIGNATURES. Facsimile and electronic signatures to this instrument shall be deemed the same as an original signature of either party to this Agreement.

14. For estate purposes Employee may have the stock issued in his consulting company, Southwest Consulting Services, Inc.

IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.

Company: Lexico Resources International Corporation

By: ______________________________

Ronald L. Aden, President

Employee: ______________________________

Ronald L. Aden

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective this 1st day of June, 2010, by and between Lexico Resources International Corporation, a Nevada corporation (the "Company") and F. Jeffrey Krupka (the "Employee").

RECITALS

WHEREAS, the Company plans a special shareholder meeting tentatively scheduled for July 27, 2010 (the "Meeting")

WHEREAS, the Company and this Agreement are conditioned on approval of the shareholders by a quorum of issued and outstanding shares as provided by Corporate Stock Transfer.

Whereas, the Company believes that the development, operation and growth of the Company will be materially enhanced by the capacities, industry and experience of the Employee, and that his services will be of value to the Company.

Whereas, the Company deems it to be in the Company's best interest to have an employment contract with the Employee.

Whereas, The Company realizes that inducement must be offered to the Employee in order that the Company may continue to retain his services, and the Company is willing to make such inducements in the form of compensation and other benefits.

AGREEMENT

IN CONSIDERATION of the foregoing recitals, other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants set forth below, the Company and the Employee agree as follows:

1. EMPLOYMENT. The Company hereby agrees to employ the Employee and the Employee hereby accepts employment with the Company on the terms and conditions set forth in this Agreement.

2. TERM. The employment of the Employee under this Agreement shall commence immediately and shall continue until December 31 2012 (unless sooner terminated pursuant to other provisions of this Agreement) provided that, unless terminated, this Agreement shall automatically be renewed for additional one-year periods on each anniversary date of this Agreement.

3. DUTIES AND SERVICES. The Company is a development phase gas and oil company but may pursue other ventures. In addition, the duties of the Employee shall be to serve in the capacity as Treasure and Secretary of the Company and as a member of its Board of Directors, and subject to proper authority, Employee shall take actions authorized in that capacity.

RH

1

a. 2,797,725 shares of common stock which is subject to a planned 20 for 1 reverse split.

4. BUSINESS EXPENSES. The Employee shall be reimbursed for all reasonable business expenses paid from time to time by the Employee, if the expenses are not paid by the Company directly.

5. OTHER BENEFITS. The Employee shall share on a 50/50 basis with the President one-half of the net operating income beyond 7-27-2010 and for the term of this Agreement.

6. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Employee, his heirs, personal representatives and assigns (if any) and the Company, its successors and authorized assigns.

7. MERGER OR SIMILAR TRANSACTION. Employee consents to assignment of the Company's contractual rights to this Agreement to another company in the case of merger, share exchange or other similar transaction without the consent of the Employee so long as there is no material change in the officers and directors of the acquiring or assignee company, and so long as the general business of the acquiring or assignee company does not materially differ from that of the Company.

8. GOVERNING LAW. This Agreement is made with a Nevada corporation, which is principally doing business in the State of California and therefore, this Agreement shall be construed in accordance with, and shall be governed by the laws of the State of Colorado, as applied to contracts made and performed solely in the State of Colorado.

9. WAIVER AND MODIFICATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties to this Agreement. The failure of either party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of such provisions or of the right of such party to enforce each and every provision of this Agreement in the future.

10. HEADINGS. The headings and captions contained in this Agreement are for convenience only and are not to be construed as a part of this Agreement.

11. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties to this Agreement and, except as otherwise provided in this Agreement, there are no other agreements or understandings, written or oral, in effect between the Employee and the Company specifically relating to the employment of the Employee by the Company.

RA

2

COMPENSATION AGREEMENT

THIS COMPENSATION AGREEMENT (the "Agreement") is made and entered into effective this 1st day of June, 2010, by and between Lexico Resources International Corporation, a Nevada corporation (the "Company") and Southwest Consulting Associates, Inc. (the "Consultant").

RECITALS

WHEREAS, the Company plans a special shareholder meeting tentatively scheduled for July 27, 2010 (the "Meeting")

WHEREAS, the Company and this Agreement are conditioned on approval of the shareholders by a quorum of issued and outstanding shares as provided by Corporate Stock Transfer.

Whereas, the Company has previously agreed to compensate consultant for its services in relation to negotiating debts of the Company and to structure a shareholder meeting.

Whereas, The Company has confirmed the agreement to compensate Consultant as stated in this Agreement.

AGREEMENT

IN CONSIDERATION of the foregoing recitals, other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants set forth below, the Company and the Consultant agree as follows:

Consultant shall be issued 6,994,312shares of common stock which is subject to a planned 20 for 1 reverse split.

BUSINESS EXPENSES. The Consultant shall be reimbursed for all reasonable business expenses

GOVERNING LAW. This Agreement is made with a Nevada corporation, which is principally doing business in the State of California and therefore, this Agreement shall be construed in accordance with, and shall be governed by the laws of the State of Colorado, as applied to contracts made and performed solely in the State of Colorado.

WAIVER AND MODIFICATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties to this Agreement. The failure of either party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of such provisions or of the right of such party to enforce each and every provision of this Agreement in the future.

1

RH

HEADINGS. The headings and captions contained in this Agreement are for convenience only and are not to be construed as a part of this Agreement.

ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties to this Agreement and, except as otherwise provided in this Agreement, there are no other agreements or understandings, written or oral, in effect between the Consultant and the Company specifically relating to the employment of the Consultant by the Company.

COUNTERPARTS. This instrument may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

FACSIMILE AND ELECTRONIC SIGNATURES. Facsimile and electronic signatures to this instrument shall be deemed the same as an original signature of either party to this Agreement.

IN WITNESS WHEREOF, the Company and the Consultant have executed this Agreement as of the day and year first above written.

Company: Lexico Resources International Corporation

By: ______________________

Ronald L. Aden, President

Consultant: ______________________

F. Jeffrey Krupka, President
Southwest Consulting Associates, Inc.

2

Narnia Investments Ltd. Judgment

Settlement Agreement

For the sum of $50,000 in and the issue of common stock, this judgment shall be fully satisfied. The $50,000 must be paid within fourteen days after the shareholder meeting along with the issuance of restricted common stock under SEC Rule 144, more detailed in "Summary and Overview of Lexico" attached.

See attached evidence of the indebtedness being $377,500 as of May 5, 2006.

DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO Court Address: 1437 Bannock Street Denver, Colorado 80202	
NARNIA INVESTMENTS, LTD. **Plaintiff(s),** **Vs.** LEXICO RESOURCES INTERNATIONAL CORPORATION **Defendant(s).**	**Case No. 06CV5115** **Courtroom 6** ▲ **COURT USE ONLY** ▲

ORDER

Pursuant to C.R.S. §13-53-103 the judgment in the amount of $377,500.00 from the state of Texas is entitled to enforcement, satisfaction or reopening, vacating, or staying as provided for by law.

SO ORDERED.

Dated this 13th day of June 2006, *nunc pro tunc* May 5, 2006.

BY THE COURT.

H. Jeffrey Bayless
H. Jeffrey Bayless
Chief Judge
Denver District Court

cc: Charles E. Liken, Jr.
5340 S. Quebec St., Ste. 200-S
Greenwood Village, CO 80111

controls the terms and conditions agreed to between Lexico and Narnia for settlement of the Judgment.

1. Shareholder meeting. Lexico has sufficient shares and consent to cause to be held a meeting of its shareholders and will solicit attendance of the shareholders by means provided by the laws of the State of Nevada. The meeting will be called and held within ninety (90) days of the date of this Agreement. The plans are to hold the meeting at some location in the Denver metro area.

2. Matters to be included in the proxy statement and notice of the meeting will include those matters required under the laws of the State of Nevada, and specific matters to be approved described as follows:

    a. A reverse split of the issued and outstanding shares of common stock on the basis of a twenty (20) for one (1) basis. The holder of one thousand (1,000) shares would then fifty (50) shares of common stock.

    b. Officers and directors shall be elected as well s compensation plans including up to 7% of the total issued and outstanding common stock as stock based compensation for officers and directors as well as performance based pay based on earnings of Lexico, if applicable.

    c. Approval of consulting agreements, including by way of example, but not limited to agreement with Southwest Consulting Associates, Inc. which shall receive 5% (itself) be of the total issued and outstanding common stock as compensation for its services.

    d. Approval of a PCAOB audit firm's engagement shall be authorized, as well as a CPA firm's engagement shall be authorized.

    e. Legal counsel shall be authorized to be engaged.

2

f. Financing plans to pay for legal, audits and accounting and other needs of Lexico, including by way of example, but not limited to reimbursement for advances necessary to prepare for and hold the shareholder meeting.

g. Other matters of a general nature will be voted on at the meeting, including by way of example, but not limited to: approval of new stock certificates, signatories, a stock transfer agent and a registered agent and business license in the State of Nevada as well as a business mailing address.

h. Debts and settlement agreements shall be approved, both those discovered in the period prior to and during the shareholder meeting, including by way of example, but not limited to those agreements specific to Aggregate Recovery LLC and Narnia Investments. Ltd.

i. As addition consideration for this Agreement Lexico will cause its transfer agent to issue 625,000 shares of its common stock to Narnia with an effective date equal to the date of the shareholder meeting and $50,000 which shall be due and payable fourteen (14) days after the date of the shareholder meeting discussed in Section 1 hereinabove and the payment shall be payable in good funds (bank check) to Narnia at: 1808 Snake River Road, Suite D, Katy Texas, 77449 and upon payment of the $50,000 and receipt of the 625.000 shares of common stock, Narnia shall promptly provide whatever is necessary for Lexico to obtain satisfactions of the Judgment in both Texas and in Colorado. Court costs for such satisfaction filings are at the expense of Lexico. The aforementioned 625,000 shares of common stock issued shall be subject to no restrictions other that those under SEC Rule 144.

j. In the event the Lexico should enter into an substantive agreements with any other company that would vest control in Lexico in other hands and if such a transfer generated a cash payment, in it is the position of Lexico that such payment be divided among the

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Amendment to Agreement for Satisfaction of Judgment

In re: that certain Agreement for Satisfaction of Judgment made by and between Lexico Resources International Corporation ("Lexico") and Narnia Investments, Ltd. ("Narnia"), hereinafter referred to for convenience as (the "Agreement").

RECITALS

Whereas, Narnia is to receive 625,000 post reverse share of common stock from Lexico within fourteen (14) days after the board meeting provided for in Section 2. a. of the Agreement, as well as the required payment of $50,000, pursuant to Section 2. i.

Whereas, the Board will approve a reverse split and diligently pursue the FINRA approval of providing in the necessary records in order to approve the reverse split provided for in.

Whereas the parties have agreed to the following Amendment

Amendment

1. Lexico may not be successful in obtaining FINRA approval despite its efforts to gain approval, although Lexico shall diligently pursue the approval of FINRA.

2. Lexico will instead deliver 12,500,000 shares of its common stock to Narnia within the fourteen (14) days after the shareholder meeting, along with the required $50,000, pursuant to Section 2. i.

3. Narnia shall surrender to Lexico its 12,500,000 shares if desired once FINRA has approved the reverse split provided for in Section 8 B) (post reverse) of the Agreement, upon receipt of newly issued shares in the amount of 625,000 or retain them, because they would automatically be subject to the reverse split by the transfer agent and in the electronic marketing system. The capitalization of authorized shares will be changed to allow Lexico to accomplish this among other things.

4. All other terms shall remain the same.

5. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures, and electronic copies of

May 18 10 11:07a Corp Offices 303-465-4226 p.2

Amendment to Agreement for Satisfaction of Judgment

In re: that certain Agreement for Satisfaction of Judgment made by and between Lexico Resources International Corporation ("Lexico") and Narnia Investments, Ltd. ("Narnia"), hereinafter referred to for convenience as (the "Agreement").

RECITALS

Whereas, Narnia is to receive 625,000 post reverse share of common stock from Lexico within fourteen (14) days after the board meeting provided for in Section 2. a. of the Agreement, as well as the required payment of $50,000, pursuant to Section 2. i.

Whereas, the Board will approve a reverse split and diligently pursue the FINRA approval of providing in the necessary records in order to approve the reverse split provided for in.

Whereas the parties have agreed to the following Amendment

Amendment

1. Lexico may not be successful in obtaining FINRA approval despite its efforts to gain approval, although Lexico shall diligently pursue the approval of FINRA.
2. Lexico will instead deliver 12,500,000 shares of its common stock to Narnia within the fourteen (14) days after the shareholder meeting, along with the required $50,000, pursuant to Section 2. i.
3. Narnia shall surrender to Lexico its 12,500,000 shares if desired once FINRA has approved the reverse split provided for in Section 8 B) (post reverse) of the Agreement, upon receipt of newly issued shares in the amount of 625,000 or retain them, because they would automatically be subject to the reverse split by the transfer agent and in the electronic marketing system. The capitalization of authorized shares will be changed to allow Lexico to accomplish this among other things.
4. All other terms shall remain the same.
5. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures, and electronic copies of

May 18 10 11:08a Corp Offices 303-465-4226 p.1

signatures shall be deemed the same as an original signature of either party to this Agreement.

Lexico Resources International Corporation,

By: ____________________
Ronald L. Aden, President

Nemis Investments Ltd.

By: ____________________
Jon Ginder, President

SECOND AMENDMENT TO AGREEMENT
FOR SATISFACTION OF JUDGMENT

THIS SECOND AMENDMENT TO AGREEMENT FOR SATISFACTION OF JUDGMENT (the "Second Amendment Agreement") is entered into effective the 28th day of April, 2010, by and Lexico Resources International Corporation, a Nevada corporation ("Lexico") and Narnia Investments Ltd. ("Narnia"). The effective date of this Second Amendment shall be June 13, 2010, (the "Effective Date").

RECITALS

Whereas Lexico and Narnia entered into the Agreement with an effective date of April 28, 2010 and an Amendment dated on or about May 10, 2010 with an effective date of May 10, 2010.

Whereas, Lexico and Narnia wish to further amend the Agreement, as amended on or about May 10, 2010 and the conditions of the Agreement for Satisfaction of Judgment.

AGREEMENT

NOW THEREFORE, by and in consideration of the mutual covenants, agreements, and the sum of $10.00 (Ten dollars) and other good and valuable consideration, in hand paid tom Lexico to Narnia, the receipt and sufficiency of which is hereby acknowledged, Lexico and Aggregate agree as follows:

1. The date of the shareholder meeting shall be called and held not later than August 31, 2010 which was previously planned for July 27, 2010 pursuant to limitations in agreements established between Lexico and Narnia Investments, Ltd.

2. All other terms and conditions shall remain the same, subject to adjustment to the concurrent change of the date the shareholder meeting is to be held with a potential of a thirty-five (35) day extension as provided herein.

3. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures, and electronic copies of signatures shall be deemed the same as an original signature of either party to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Second Amendment Agreement as of the Effective Date.

Lexico: Lexico Resources International Corporation

By: ____________________________

Ronald L. Aden, President

Narnia: Narnia Investments, Ltd.

By: ____________________________

John Ginder, President

WHEREAS, Lexico desires to conduct a shareholder's meeting upon proper and legal notice to its shareholders for the purpose of electing a new Board of Directors, obtaining shareholder approval of this Agreement, and conducting other business; and

WHEREAS, Lexico intends to conduct a Board of Directors meeting immediately after its shareholder's meeting for the purpose of approving and performing under this Agreement.

AGREEMENT

NOW THEREFORE, by and in consideration of the mutual covenants, agreements, and the sum of $10.00 (ten dollars) and other good and valuable consideration, in hand paid by Lexico to Aggregate, the receipt and sufficiency of which is hereby acknowledged, Lexico, Aden and Aggregate agree as follows:

1. Aggregate will refrain from engaging in post-judgment execution proceedings on its Judgment against Lexico, except as to any asset, right, or interest that has been or is currently the subject of or related to any post-judgment proceeding or collection action engaged in or on behalf of Aggregate ("Aggregate's Forbearance"). Aggregate's Forbearance shall include Lexico's purported 25% (twenty five percent) interest in leases for oil and gas or geothermal resources which may be located in Township 9, South, Range 20 East, S.L.M. Section 15: S/2SW/4, SW/4SE/4 in Uintah County, Utah. Notwithstanding anything contained herein to the contrary, Aggregate's Forbearance shall not include Lexico's purported 75% (seventy five percent) interest in leases or other rights or interests in oil and gas or geothermal resources which may be located in Township 9, South, Range 20 East, S.L.M. Section 15: S/2SW/4, SW/4SE/4 in Uintah County, Utah as more specifically identified in the Writ, attached hereto as *Exhibit 1* ("Aggregate's Uintah Property").

2. Aggregate shall retain all assets, interests, rights, money, documents, or any other things of value that it has obtained through any post-judgment execution proceedings or collection action in any form against Lexico or debtors of Lexico, including but not limited to anything referenced or related to anything of value no matter how nominal, *inter alia* those items identified in the documents attached as Appendix "A" ("Aggregate's Post-Judgment Assets"). Lexico hereby expressly disclaims and waives any right, claim to or interest in Aggregate's Post-Judgment Assets.

3. Aggregate may engage in any and all post-judgment proceedings and collection activities ("Authorized Proceedings") in any form related to Aggregate's Post-judgment Assets. To the extent Aggregate, engages in Authorized Proceedings Lexico will fully and completely cooperate with Aggregate, including execution of any documents reasonably necessary for Aggregate to obtain or perfect its rights in, or possession of Aggregate's Post-judgment Assets. In addition, Lexico agrees to obtain proper corporate authority to and execute certain documents

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related to certain interests and stock of Lexico including but not limited to documents accepting service of the Utah Writ attached hereto as *Exhibit 1*, releasing the stock held by the Court to Aggregate in the Lexico v. Lexico Energy Corporation, and releasing the stock and bond money to Aggregate in the Lexico v. Hachador case. Furthermore, Lexico agrees to at its expense, cause the transfer and issuance of any of Lexico's stock to Aggregate, that Aggregate might obtain rights to from any third party, including Lexico Energy Corporation and Hachador Holdings Limited.

4. To the extent that Lexico requests any documents or records in Aggregate's possession pursuant the attached Court Order *Exhibit 2*, Lexico may copy said documents at its expense, and not withstanding anything to the contrary in the Court Order and as additional consideration for Aggregate entering into this Agreement Lexico shall first pay Aggregate a reasonable professional fee for locating and making available the requested documents at a mutually agreeable time and place.

5. Within five (5) business of the Effective Date Lexico shall pay to Aggregate $4,500.00 for the professional fees Aggregate has incurred related to this Agreement.

6. Within five (5) business of the Effective Date, Aggregate shall transfer Aggregate's 6,000,000 (six million) shares of Lexico's common stock with stock powers affixed to Aden subject to the terms of this Agreement ("Aden Stock") at Lexico's expense. The parties acknowledge that at time Aggregate obtained its rights to the 6,000,000 (six million) shares of Lexico's common stock, the stock had no value.

7. Lexico hereby acknowledges that Aggregate owns 1,000,000 (one million) shares of Lexico's preferred stock ("Aggregate's Stock"). Lexico represents that at the time Aggregate obtained Aggregate's Stock, Aggregate's Stock had no value. Within five (5) business days of the Effective Date of this Agreement Aggregate shall surrender its evidence of ownership of Aggregate's Stock to Lexico. Aggregate hereby disclaims any interest in the preferred stock.

8. Lexico represents that it will call and conduct a proper and legally noticed shareholder's meeting as provided by the laws of the State of Nevada ("Shareholder's Meeting"). The meeting will be called and held within ninety (90) days of the date of this Agreement. In addition, Lexico represents that it intends to take all necessary action to:

   A. File all documents necessary in the state of Colorado and Nevada to reinstate Lexico as a corporation in "good standing" in those states; and

   B. Approve and authorize a reverse split of the issued and outstanding shares of the common stock of Lexico on the basis of a twenty to one split

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("Reverse Split"). This means by way of example the holder of one thousand (1,000) shares would then hold fifty (50) shares of post Reverse Split common stock; and

C. Engage the services of Vern Jones of Jones Lease Services, Salt Lake City, Utah to investigate Lexico's assets in Utah. Within five (5) business of the date Mr. Jones provides Lexico with any opinion(s) or report(s), Lexico shall provide Aggregate the same information in the same form as it was provided to Lexico by Mr. Jones.

D. Cause its shareholders to ratify and approve this Agreement at the Shareholder Meeting.

9. Within five (5) calendar days after the Shareholder's Meeting ratifying and approving this Agreement, the newly elected Board of Directors shall ratify and approve this Agreement ("Board Action") and Lexico shall provide Aggregate with a corporate resolution signed by the Board of Directors and officers of Lexico evidencing the Board Action. Furthermore, Lexico shall provide Aggregate with an affidavit signed by each member Board of Directors acknowledging and representing that the shareholders ratified and approved this Agreement at the Shareholder Meeting.

10. Within five (5) business days after the Shareholder's Meeting Lexico shall provide to Aggregate 2,250,000 (two million two hundred fifty thousand) Reverse Split common shares of stock in Lexico with no restrictions, except as may be required by SEC Rule 144.

11. In the event Lexico breaches any term or condition or the spirit of this Agreement, any of the events described in Sections 8, 9 and/or 10 of this Agreement do not occur per this Agreement, or Lexico breaches any term or condition or the spirit of the Agreement For Satisfaction of Judgment with Narnia Investments, Ltd. a copy of which is attached hereto as *Exhibit 3* (collectively or individually referred to as "Lexico Default"), then Aggregate shall have the right to revoke and declare Aggregate's Forbearance and/or the transfer of the Aden Stock null and void. If Aggregate revokes and declares the transfer of the Aden Stock null and void, Aggregate may demand ("Aggregate's Demand") that Aden, and Aden agrees to, transfer the Aden Stock (300,000 post Reverse Split shares) back to Aggregate, at Lexico's expense. If Aden fails or refuses to transfer the Aden Stock back to Aggregate within five (5) business days of Aggregate's Demand, then Lexico shall issue Aggregate 6,000,000 (six million) shares of Lexico's common stock in the event there is no Reverse Split or 300,000 (three hundred thousand) shares of Lexico's common stock if Aggregate makes its request after the Reverse Split, with no restrictions, unless required under Rule 144. Lexico and Aden agrees that Aggregate shall have the right to specific performance of any term or condition in this Agreement and may enforce that right by way of obtaining an order of the Court in which Aggregate holds the Judgment. Aden and Lexico hereby appoint and authorize the Clerk of the Denver District Court in which Aggregate has the Judgment, to execute such additional

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documents and instruments and take such action as may be reasonably requested by Aggregate to confirm or perfect the entitlements of Aggregate under this Agreement. Aggregate shall be entitled to an award of all reasonable attorney's fee and costs associated with its enforcement of this Agreement.

12. This Agreement shall not be construed more strictly against one party than another merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that, because of the arm's-length negotiations between the parties, all parties have contributed substantially and materially to the preparation of this Agreement.

13. Except as already disclosed in the public record, all of the claims that have been released hereunder, the fact that the disputes between the parties hereto have been resolved by a settlement, the content of this Agreement, and all discussions regarding the settlement of this matter, including, but not limited to, the amount of consideration, offers, counteroffers or other terms or conditions of the negotiations or the agreement reached, shall be kept confidential by the parties to this Agreement and their counsel from all persons and entities other than the persons or entities motioned in this Agreement. The parties to this Agreement may disclose the amount received in consideration of the settlement only if necessary:

A. For the limited purpose of making disclosures required by law to agents of local, state or federal governments;

B. For the purpose of enforcing any term of this Agreement or seeking damages for any breach of this Agreement;

C. For the purpose of obtaining legal or financial advice, and only then to persons with a legal or contractual duty to maintain the confidentiality of this Agreement and only after advising them in writing of the need to maintain confidentiality hereunder; or

D. In response to compulsory process, and only then after giving the other parties ten (10) business days advance notice of the compulsory process and attempting to obtain any necessary or appropriate protective orders. If a period for responding to compulsory process is shorter than ten (10) business days, then the compelled party shall provide the other parties as much notice of the process as is possible under the circumstances.

E. In response to any inquiries about the resolution of this matter the parties shall simply state, "It has been resolved," and nothing more.

F. This Agreement may be made part of the Proxy as well as the Agreement For Satisfaction of Judgment with Narnia Investments, Ltd.

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14. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

15. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect the entitlements of the respective parties to this Agreement. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

16. Section Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

17. Governing Law. This Agreement was negotiated and is being contracted and performed in the City and County of Denver, State of Colorado, and the laws of the State of Colorado shall govern any enforcement or legal interpretation of this Agreement, unless later agreed to the contrary in writing. Notwithstanding anything to the contrary herein, any suits, proceedings and other actions relating to, arising out of or in connection with this Agreement shall be brought only in the courts of the State of Colorado and venue for all such suits, proceedings and other actions shall be in the City and County of Denver, Colorado. Lexico and Aden hereby waive any claim against or objection to *in personam* jurisdiction and venue in the courts of the City and County of Denver, Colorado. The District Court, City and County of Denver, Colorado shall have the sole and exclusive jurisdiction of any suits, proceedings and/or other actions relating to, arising out of or in connection with this Agreement.

18. Legal and Accounting Advice. Prior to execution of this Agreement and the ancillary documentation, letters and memorandums, associated with this Agreement the parties have had the opportunity to consult with and obtain legal and tax advice from appropriate legal counsel and accounting practitioners, concerning this Agreement. Having had the opportunity to obtain such legal and tax advice, and not doing so, shall be deemed an appropriate waiver on the part of Borrower, and any vagaries and ambiguities in this Agreement and the ancillary documentation, letters and memorandums, shall not be read against the drafter.

19. Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

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20. Performance of Terms. Time is of the essence in the performance of all of the terms and conditions of this Agreement.

21. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures, and electronic copies of signatures shall be deemed the same as an original signature of either party to this Agreement.

22. Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect, including, by way of example, but not limited to performance obligations contained therein until changed by a new agreement.

23. Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one (1) business day after being mailed with a nationally recognized overnight courier service, or (c) three (3) business days after being mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties hereto at:

i.	If to the Lexico, to :	8000 Burning Tree Drive Franktown, Colorado 80116
ii.	If to Aggregate, to:	c/o Ted Trauernicht 5231 E. Otero Drive Centennial, Colorado 80122
iii.	If to James V. Aden, to:	3020 Beautiful Lane Laveen, Arizona 85339

24. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersede all other communications, whether written or oral. This Agreement may be modified or amended only by a writing signed by the Party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties have executed this Agreement under the penalties of perjury.

Lexico: Lexico Resources International Corporation

By: Ronald T. Aden
Ronald Aden, President

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STATE OF COLORADO)
) ss.
County of Denver)

The foregoing instrument was acknowledged before me on this 4th day of May, 2010, by Ronald Aden, as President for Lexico Resources International Corporation.

WITNESS my hand and official seal.

MARY M. HARBICK
Notary Public
State of Colorado

Mary M. Harbick
Notary Public
My commission expires: Oct. 2, 2012

By: ______________________

Ted Trauernicht, Manager

STATE OF COLORADO)
) ss.
County of Denver)

The foregoing instrument was acknowledged before me on this 4th day of May, 2010, by Ted Trauernicht as Manager for Aggregate Recovery LLC d/b/a Aggregate Recovery Resources LLC.

WITNESS my hand and official seal.

MARY M. HARBICK
Notary Public
State of Colorado

Mary M. Harbick
Notary Public
My commission expires: Oct. 2, 2012

James V. Aden:

By: ______________________

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FORBEARANCE AGREEMENT

THIS AGREEMENT FOR FORBEARANCE (the "Agreement") is entered into by Lexico Resources International Corporation, a Nevada corporation, ("Lexico"), James V. Aden a natural person ("Aden"), and Aggregate Recovery LLC d/b/a Aggregate Recovery Resources LLC, a Colorado limited liability company ("Aggregate"). The effective date of this Agreement shall be May 4, 2010 ("Effective Date").

RECITALS

WHEREAS, Aggregate has a certain judgment against Lexico entered in the District Court, in and for the City and County of Denver, State of Colorado captioned *Aggregate Recovery LLC v. Lexico Resources International Corporation*, case number 02 CV 6534 (the "Judgment"); and

WHEREAS, Lexico desires to obtain a conditional and limited forbearance from post-judgment execution by Aggregate; and

WHEREAS, Aggregate is not willing to forgive the entire Judgment unless it is paid in full in cash; and

WHEREAS, Aggregate has engaged in a number of post-judgment proceedings which include Sheriff's sales in Colorado and Utah, copies of certain relevant documents are attached; and

WHEREAS, Aggregate is also currently engaged in post-judgment and other collection activities in Utah which include obtaining a writ of execution on its judgment lien on certain interests Lexico has in real property located in Township 9, South, Range 20 East, S.L.M. Section 15: S/2SW/4, SW/4SE/4 in Uintah County, Utah and conducting a sheriff's sale of the same (see Writ, attached hereto as *Exhibit 1*); and

WHEREAS, Aggregate is currently engaged in post-judgment collection activities in the courts of Colorado including pursuing claims and judgments against Lex Dolton, Lexico (and debtors of Lexico), Lexico Energy Corporation, and Hachador Holdings Limited; and

WHEREAS, Lexico desires to continue its business operations without the burden of Aggregate's post-judgment activities directed at Lexico's assets other than those already the subject of Aggregate's post-judgment and collection activities; and

WHEREAS, Lexico desires to conduct a shareholder's meeting upon proper and

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legal notice to its shareholders for the purpose of electing a new Board of Directors, obtaining shareholder approval of this Agreement, and conducting other business; and

WHEREAS, Lexico intends to conduct a Board of Directors meeting immediately after its shareholder's meeting for the purpose of approving and performing under this Agreement.

AGREEMENT

NOW THEREFORE, by and in consideration of the mutual covenants, agreements, and the sum of $10.00 (ten dollars) and other good and valuable consideration, in hand paid by Lexico to Aggregate, the receipt and sufficiency of which is hereby acknowledged, Lexico, Aden and Aggregate agree as follows:

1. Aggregate will refrain from engaging in post-judgment execution proceedings on its Judgment against Lexico, except as to any asset, right, or interest that has been or is currently the subject of or related to any post-judgment proceeding or collection action engaged in or on behalf of Aggregate ("Aggregate's Forbearance"). Aggregate's Forbearance shall include Lexico's purported 25% (twenty five percent) interest in leases for oil and gas or geothermal resources which may be located in Township 9, South, Range 20 East, S.L.M. Section 15: S/2SW/4, SW/4SE/4 in Uintah County, Utah. Notwithstanding anything contained herein to the contrary, Aggregate's Forbearance shall not include Lexico's purported 75% (seventy five percent) interest in leases or other rights or interests in oil and gas or geothermal resources which may be located in Township 9, South, Range 20 East, S.L.M. Section 15: S/2SW/4, SW/4SE/4 in Uintah County, Utah as more specifically identified in the Writ, attached hereto as *Exhibit 1* ("Aggregate's Uintah Property").

2. Aggregate shall retain all assets, interests, rights, money, documents, or any other things of value that it has obtained through any post-judgment execution proceedings or collection action in any form against Lexico or debtors of Lexico, including but not limited to anything referenced or related to anything of value no matter how nominal, *inter alia* those items identified in the documents attached as Appendix "A" ("Aggregate's Post-Judgment Assets"). Lexico hereby expressly disclaims and waives any right, claim to or interest in Aggregate's Post-Judgment Assets.

3. Aggregate may engage in any and all post-judgment proceedings and collection activities ("Authorized Proceedings") in any form related to Aggregate's Post-judgment Assets. To the extent Aggregate, engages in Authorized Proceedings Lexico will fully and completely cooperate with Aggregate, including execution of any documents reasonably necessary for Aggregate to obtain or perfect its rights in, or possession of Aggregate's Post-judgment Assets. In addition, Lexico agrees to obtain proper corporate authority to and execute certain documents related to certain interests and stock of Lexico including but not limited to documents accepting service of the Utah Writ attached hereto as *Exhibit 1*, releasing the stock held by the Court to Aggregate in the Lexico v. Lexico Energy Corporation, and releasing the stock and bond money to Aggregate in the Lexico v. Hachador case. Furthermore, Lexico agrees to at its expense, cause the transfer and issuance of any of Lexico's stock to Aggregate, that Aggregate might obtain rights to from any third party, including Lexico Energy Corporation and Hachador Holdings Limited.

4. To the extent that Lexico requests any documents or records in Aggregate's possession pursuant the attached Court Order *Exhibit 2*, Lexico may copy said documents at its expense, and not withstanding anything to the contrary in the Court Order and as additional consideration for Aggregate entering into this Agreement Lexico shall first pay Aggregate a reasonable professional fee for locating and making available the requested documents at a mutually agreeable time and place.

5. Within five (5) business of the Effective Date Lexico shall pay to Aggregate $4,500.00 for the professional fees Aggregate has incurred related to this Agreement.

6. Within five (5) business of the Effective Date, Aggregate shall transfer Aggregate's 6,000,000 (six million) shares of Lexico's common stock with stock powers affixed to Aden subject to the terms of this Agreement ("Aden Stock") at Lexico's expense. The parties acknowledge that at time Aggregate obtained its rights to the 6,000,000 (six million) shares of Lexico's common stock, the stock had no value.

7. Lexico hereby acknowledges that Aggregate owns 1,000,000 (one million) shares of Lexico's preferred stock ("Aggregate's Stock"). Lexico represents that at the time Aggregate obtained Aggregate's Stock, Aggregate's Stock had no value. Within five (5) business days of the Effective Date of this Agreement Aggregate shall surrender its evidence of ownership of Aggregate's Stock to Lexico. Aggregate hereby disclaims any interest in the preferred stock.

8. Lexico represents that it will call and conduct a proper and legally noticed shareholder's meeting as provided by the laws of the State of Nevada ("Shareholder's Meeting"). The meeting will be called and held within ninety (90) days of the date of this Agreement. In addition, Lexico represents that it intends to take all necessary action to:

A. File all documents necessary in the state of Colorado and Nevada to reinstate Lexico as a corporation in "good standing" in those states; and

B. Approve and authorize a reverse split of the issued and outstanding shares of the common stock of Lexico on the basis of a twenty to one split ("Reverse Split"). This means by way of example the holder of one thousand (1,000) shares would then hold fifty (50) shares of post Reverse Split common stock; and

C. Engage the services of Vern Jones of Jones Lease Services, Salt Lake City, Utah to investigate Lexico's assets in Utah. Within five (5) business of the date Mr. Jones provides Lexico with any opinion(s) or report(s), Lexico shall provide Aggregate the same information in the same form as it was provided to Lexico by Mr. Jones.

D. Cause its shareholders to ratify and approve this Agreement at the Shareholder Meeting.

9. Within five (5) calendar days after the Shareholder's Meeting ratifying and approving this Agreement, the newly elected Board of Directors shall ratify and approve this Agreement ("Board Action") and Lexico shall provide Aggregate with a corporate resolution signed by the Board of Directors and officers of Lexico evidencing the Board Action. Furthermore, Lexico shall provide Aggregate with an affidavit signed by each member Board of Directors acknowledging and representing that the shareholders ratified and approved this Agreement at the Shareholder Meeting.

10. Within five (5) business days after the Shareholder's Meeting Lexico shall provide to Aggregate 2,250,000 (two million two hundred fifty thousand) Reverse Split common shares of stock in Lexico with no restrictions, except as may be required by SEC Rule 144.

11. In the event Lexico breaches any term or condition or the spirit of this Agreement, any of the events described in Sections 8, 9 and/or 10 of this Agreement do not occur per this Agreement, or Lexico breaches any term or condition or the spirit of the Agreement For Satisfaction of Judgment with Nurnia Investments, Ltd. a copy of which is attached hereto as *Exhibit 3* (collectively or individually referred to as "Lexico Default"), then Aggregate shall have the right to revoke and declare Aggregate's Forbearance and/or the transfer of the Aden Stock null and void. If Aggregate revokes and declares the transfer of the Aden Stock null and void, Aggregate may demand ("Aggregate's Demand") that Aden, and Aden agrees to, transfer the Aden Stock (300,000 post Reverse Split shares) back to Aggregate, at Lexico's expense. If Aden fails or refuses to transfer

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the Aden Stock back to Aggregate within five (5) business days of Aggregate's Demand, then Lexico shall issue Aggregate 6,000,000 (six million) shares of Lexico's common stock in the event there is no Reverse Split or 300,000 (three hundred thousand) shares of Lexico's common stock if Aggregate makes its request after the Reverse Split, with no restrictions, unless required under Rule 144. Lexico and Aden agrees that Aggregate shall have the right to specific performance of any term or condition in this Agreement and may enforce that right by way of obtaining an order of the Court in which Aggregate holds the Judgment. Aden and Lexico hereby appoint and authorize the Clerk of the Denver District Court in which Aggregate has the Judgment, to execute such additional documents and instruments and take such action as may be reasonably requested by Aggregate to confirm or perfect the entitlements of Aggregate under this Agreement. Aggregate shall be entitled to an award of all reasonable attorney's fee and costs associated with its enforcement of this Agreement.

12. This Agreement shall not be construed more strictly against one party than another merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that, because of the arm's-length negotiations between the parties, all parties have contributed substantially and materially to the preparation of this Agreement.

13. Except as already disclosed in the public record, all of the claims that have been released hereunder, the fact that the disputes between the parties hereto have been resolved by a settlement, the content of this Agreement, and all discussions regarding the settlement of this matter, including, but not limited to, the amount of consideration, offers, counteroffers or other terms or conditions of the negotiations or the agreement reached, shall be kept confidential by the parties to this Agreement and their counsel from all persons and entities other than the persons or entities mentioned in this Agreement. The parties to this Agreement may disclose the amount received in consideration of the settlement only if necessary:

A. For the limited purpose of making disclosures required by law to agents of local, state or federal governments;

B. For the purpose of enforcing any term of this Agreement or seeking damages for any breach of this Agreement;

C. For the purpose of obtaining legal or financial advice, and only then to persons with a legal or contractual duty to maintain the confidentiality of this Agreement and only after advising them in writing of the need to maintain confidentiality hereunder; or

D. In response to compulsory process, and only then after giving the other parties ten (10) business days advance notice of the compulsory process and attempting to obtain any necessary or appropriate protective orders. If a period for responding to compulsory process

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is shorter than ten (10) business days, then the compelled party shall provide the other parties as much notice of the process as is possible under the circumstances.

E. In response to any inquiries about the resolution of this matter the parties shall simply state, "It has been resolved," and nothing more.

F. This Agreement may be made part of the Proxy as well as the Agreement For Satisfaction of Judgment with Narnia Investments, Ltd.

14. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

15. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect the entitlements of the respective parties to this Agreement. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

16. Section Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

17. Governing Law. This Agreement was negotiated and is being contracted and performed in the City and County of Denver, State of Colorado, and the laws of the State of Colorado shall govern any enforcement or legal interpretation of this Agreement, unless later agreed to the contrary in writing. Notwithstanding anything to the contrary herein, any suits, proceedings and other actions relating to, arising out of or in connection with this Agreement shall be brought only in the courts of the State of Colorado and venue for all such suits, proceedings and other actions shall be in the City and County of Denver, Colorado. Lexico and Aden hereby waive any claim against or objection to *in personam* jurisdiction and venue in the courts of the City and County of Denver, Colorado. The District Court, City and County of Denver, Colorado shall have the sole and exclusive jurisdiction of any suits, proceedings and/or other actions relating to, arising out of or in connection with this Agreement.

18. Legal and Accounting Advice. Prior to execution of this Agreement and

JA RA (2)

the ancillary documentation, letters and memorandums, associated with this Agreement the parties have had the opportunity to consult with and obtain legal and tax advice from appropriate legal counsel and accounting practitioners, concerning this Agreement. Having had the opportunity to obtain such legal and tax advice, and not doing so, shall be deemed an appropriate waiver on the part of Borrower, and any vagaries and ambiguities in this Agreement and the ancillary documentation, letters and memorandums, shall not be read against the drafter.

19. Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

20. Performance of Terms. Time is of the essence in the performance of all of the terms and conditions of this Agreement.

21. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures, and electronic copies of signatures shall be deemed the same as an original signature of either party to this Agreement.

22. Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect, including, by way of example, but not limited to performance obligations contained therein until changed by a new agreement.

23. Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one (1) business day after being mailed with a nationally recognized overnight courier service, or (c) three (3) business days after being mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties hereto at:

i.	If to the Lexico, to:	8000 Burning Tree Drive Franktown, Colorado 80116
ii.	If to Aggregate, to:	c/o Ted Trauernicht 5231 E. Otero Drive Centennial, Colorado 80122
iii.	If to James V. Aden, to:	3020 W Beautiful Lane Laveen, Arizona 85339

JA RA (3)

24. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersede all other communications, whether written or oral. This Agreement may be modified or amended only by a writing signed by the Party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties have executed this Agreement under the penalties of perjury.

Lexico: Lexico Resources International Corporation

By: [signature]

Ronald Aden, President

Signature page for Aggregate and Aden is the next and final page of the Agreement.

By: [signature]

Ted Trauernicht, Manager

James V. Aden:

By: [signature]

James V. Aden

JA

EXHIBIT 1

In the ☒ District ☐ Justice Court of Utah

Eighth Judicial District Uintah County

Court Address 920 E. Hwy 40, Vernal, UT 84078

AGGREGATE RECOVERY, LLC Plaintiff/Petitioner v. LEXICO RESOURCES INTERNATIONAL CORPORATION Defendant/Respondent	**Writ of Execution** Case Number 036800707 Judge Payne Commissioner ______________

To the ☒ Sheriff (to seize real property)

☐ Sheriff or Constable (to seize personal property)

of Uintah County (county in which property is located):

(1) A judgment has been entered against the judgment debtor. After calculation of interest, costs and payments, the judgment debtor owes $ 184,735.15.

(2) You are directed to seize and sell enough of the judgment debtor's non-exempt property described in Paragraphs (5) and (6) of the Application for Writ of Execution to satisfy that amount.

(3) You are directed to serve this Writ and all attachments on the debtor and on the people named in Paragraphs (5) and (6) of the Application for Writ of Execution.

(4) You are to return this Writ within 10 days after receiving it, with a signed account of your actions in executing this Writ.

Date 04/14/10 Sign here ► [signature]

Court Clerk

Writ of Execution Approved Board of District Court Judges June 12, 2009 Page 1 of 1

My Name ______________

Address ______________

City, State, Zip ______________

Phone ______________

Email ______________

I am the ☐ Plaintiff/Petitioner
☐ Defendant/Respondent
☐ Person claiming a property interest
☐ Attorney for the
☐ Plaintiff/Petitioner
☐ Defendant/Respondent
☐ Person claiming a property interest
and my Utah Bar number is ______

In the ☒ District ☐ Justice Court of Utah

Eighth Judicial District Uintah County

Court Address 920 E. Hwy 40, Vernal, UT 84078

AGGREGATE RECOVERY, LLC Plaintiff/Petitioner v. LEXICO RESOURCES INTERNATIONAL CORPORATION Defendant/Respondent	**Reply and Request for Hearing** Case Number 036800707 Judge Payne Commissioner ______________

Instructions: Attach the following:

☐ Continuation pages (if any, completing paragraphs that don't have enough space. Write the paragraph number on the continuation page.)

☐ By and through my attorney. (Attorney, check here if you are appearing for your client.)

I say as follows:

(1) ☐ I have read the Notice of Execution and Exemptions form.

(2) ☐ I request that this matter be scheduled for a hearing.

Reply and Request for Hearing Approved Board of District Court Judges June 12, 2009 Page 1 of 3

(3) ☐ Statements in the Application for Writ of Execution are inaccurate because:

____

(4) ☐ The Writ of Execution was issued improperly because:

____

(5) ☐ All [or this part: $_________________] of the property is exempt because:

____

(6) ☐ I am not the judgment debtor, and I claim the following ownership in all or part of the property. (Explain.)

____

(7) ☐ I have attached documents that support my claims.

I have not included any non-public information in this document.

I declare under penalty of Utah Code Section 78B-5-705 that everything stated in this document is true and correct.

Date ____________________ Sign here ► ________________________

Typed or printed name ________________________

Reply and Request for Hearing Approved Board of District Court Judges June 12, 2009 Page 2 of 3

Certificate of Service

I certify that I served a copy of this Reply and Request for Hearing on the following people.

Person's Name	Method of Service	Served at this Address	Served on this Date
(Other Party or Attorney)	☐ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)		
(Person claiming property interest or Attorney)	☐ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)		
(Clerk of Court)	☐ Mail ☐ Hand Delivery ☐ Electronic File		
	☐ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)		

Date ____________________ Sign here ► ________________________

Typed or printed name ________________________

Reply and Request for Hearing Approved Board of District Court Judges June 12, 2009 Page 3 of 3

My Name	Aggregate Recovery, LLC
Address	5231 E. Otero Drive
City, State, Zip	Centennial, CO 80122
Phone	720-219-1400
Email	ttrauernicht@ckbrlaw.com

I am the ☒ Plaintiff/Petitioner
☐ Defendant/Respondent
☐ Attorney for the ☐ Plaintiff/Petitioner ☐ Defendant/Respondent and my Utah Bar number is _______

In the ☒ District ☐ Justice Court of Utah

Eighth Judicial District Uintah County

Court Address 920 E. Hwy 40, Vernal, UT 84078

Plaintiff/Petitioner AGGREGATE RECOVER, LLC v. LEXICO RESOURCES INTERNATIONAL CORPORATION Defendant/Respondent	**Application for Writ of Execution** Case Number 036800707 Judge Payne Commissioner __________

Instructions: You must attach the following records and forms.

- ☑ Continuation pages (if any, completing paragraphs that don't have enough space. Write the paragraph number on the continuation page.)
- ☑ Writ of Execution
- ☑ Notice of Execution and Exemptions for each person named in Paragraphs (3), (5) (and (6)
- ☑ A Reply and Request for Hearing Form for each person named in Paragraphs (3), (5) and (6)
- ☑ Check payable to the Sheriff, Constable or Private Investigator for serving the Writ
- ☑ Check payable to the court for the filing fee
- ☐ Abstract of judgment, if this court did not enter the judgment

☐ By and through my attorney, (Attorney, check here if you are appearing for your client.)

Application for Writ of Execution Approved Board of District Court Judges June 12, 2009 Page 1 of 6

I say as follows:

(1) On December 5, 2003 judgment against ☐ Plaintiff ☒ Defendant was entered in the amount of $197,635.15

(2) The amount due is:

Amount of Original Judgment	$197,635.15
Post-Judgment Interest	Not calculated
Cost to file Application for Writ	$50.00
Cost to serve this Writ	$50.00
Filing and Service Fees for other Writs (Attach receipts.)	Not calculated
Subtotal	$197,735.15
Less Payments Made	$13,000
Total Amount Due	$184,735.15

(3) The judgment debtor is:

Name	Lexico Resources International Corporation
Address	c/o The Corporation Trust Company of Nevada, Registered Agent 311 S. Division St. Carson City, NV 89703
Social security number (Last 4 digits only, if known)	Unknown / NA
Driver's license number and state of issuance (Last 4 digits only, if known)	Unknown / NA
Year and month of birth (If known)	N/A

(4) I request that a Writ of Execution be issued directing the Sheriff or Constable to seize and sell enough of the judgment debtor's property described below to satisfy the judgment. I request that the Writ be served on the debtor and on the people named in Paragraphs (5) and (6), along with the attached forms.

Application for Writ of Execution Approved Board of District Court Judges June 12, 2009 Page 2 of 6

(5) I request that the Writ of Execution direct the Sheriff or Constable to seize and sell the debtor's following personal property:

Description	Location	Estimated Value	Name & address of anyone other than debtor claiming an interest
Not applicable		$	
		$	
		$	
		$	
		$	
		$	
		$	
		$	
		$	
		$	
		$	
		$	
		$	

Application for Writ of Execution Approved Board of District Court Judges June 12, 2009 Page 3 of 5

(6) I request that the Writ of Execution direct the Sheriff to seize and sell the debtor's following real property.

Property Description or Address	Estimated Value	Name and address of anyone other than debtor claiming an interest
See attached	$500.00	Unknown
	$	
	$	
	$	

I have not included any non-public information in this document.

I declare under penalty of Utah Code Section 78B-5-705 that everything stated in this document is true and correct.

Date 4/13/10 Sign here ► [signature]

Typed or printed name Ted W. Trauernicht Sole Manager for Aggregate Recovery, LLC

Application for Writ of Execution Approved Board of District Court Judges June 12, 2009 Page 4 of 5

Certificate of Service

I certify that I served a copy of this Application for Writ of Execution on the following people.

Person's Name	Method of Service	Served at this Address	Served on this Date
Lexico Resources International Corporation c/o The Corporation Trust Company of Nevada, Registered Agent	☒ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)	311 S. Division St. Carson City, NV 89703	4/13/10
Lexico Resources International Corporation c/o The Corporation Trust Company of Nevada, Registered Agent	☒ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)	311 S. Division St. Carson City, NV 89703	4/13/10
(Clerk of Court)	☒ Mail ☐ Hand Delivery ☐ Electronic File	920 East Highway 40 Vernal, UT 84078	4/13/10
	☐ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)		
	☐ Mail ☐ Hand Delivery ☐ Fax (Person agreed to service by fax.) ☐ Email (Person agreed to service by email.) ☐ Left at business (With person in charge or in receptacle for deliveries.) ☐ Left at home (With person of suitable age and discretion residing there.)		

Date 4/13/10 Sign here ►

Typed or printed name Ted W. Treuernicht Sole Manager for Aggregate Recovery, LLC

Application for Writ of Execution Approved Board of District Court Judges June 12, 2009 Page 5 of 5

PARAGRAPH 6 ATTACHMENT

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE, dated this 29th day of October, 1998, is from Natural Buttes Gas Corp., a Nevada Corporation, whose address is 12835 E. Arapahoe Rd., Tower 1, Suite 350, Englewood, CO 80112 (herein called "Assignor") to Lexico Resource International Corporation, a Nevada corporation, whose address is 12835 E. Arapahoe Rd., Tower 2, Suite 300, Englewood, CO 80112 (herein called "Assignor").

1. For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby transfers, grants, bargains, sells, quit claims, conveys and assigns to Assignee the following (all of which are herein called the "Interests"):

A. Seventy-five percent (75%) of all of its right, title and interest in and to the oil and gas leases described in Exhibit "A", attached hereto and made a part hereof (herein called the "Leases"), insofar as the Leases cover and relate the lands described in Exhibit "A" (herein called the "Land"), together with identical undivided interests in and to all the property and rights incident thereto, including, without limitation, all of Assignor's rights in, to and under all agreements, product purchase and sale contracts, leases permits, rights-of-way, easements, licenses, options and orders in any way relating thereto;

B. Identical undivided interests in and to all of the personal property, fixtures, pipelines, equipment and improvements now located on the Land, appurtenant thereto to used or obtained in connection therewith or with the production, treatment, sale or disposal of hydrocarbons produced therefrom or attributable thereto or processed thereon, and all other appurtenances thereunto belonging.

2. The Assignment is made subject to all existing assignments, burdens and agreements including, without limitation, the following:

A. All covenants, conditions and terms of the Leases.

B. All royalty interest, overriding royalty interests and other burdens on production of record or on file with the Bureau of Land Management.

C. All working interest assignments, record title and operating rights assignments of record of on file with the Bureau of Land Management.

D. All existing reassignment obligations of Assignor concerning the Leases.

E. All terms and provisions of the Unit Agreements, Operating Agreements, Farmout Agreements, Participation Agreements, Gas Purchase Contracts, Surface Agreements and other agreements covering the Land and the Leases.

3. This Assignment is executed and delivered without any warranties of title, either express or implied, except as to those claiming by, through or under Assignor, and shall be binding upon and inure to the benefit of the personal representatives, heirs, devises, successors and assigns of Assignor and Assignee. The provisions hereof shall be covenants running with the affected lands and leaseholds.

4. Unless provided otherwise, all recording references in Exhibit "A" are to the official real property records of the county or counties in which the Interests are located.

5. Separate assignments of the Interests may be executed on approved forms by Assignor to Assignee, in sufficient counterparts to satisfy applicable statute and regulatory requirements. Said assignments shall be deemed to contain all of the exceptions, reservations, rights, titles, powers and privileges set forth herein as fully as though the same were set forth in each such assignment. The interests conveyed by such separate assignments are the same, and not in addition to, the Interests conveyed herein.

EXECUTED 7th day of October 1998.

ATTEST:

By: /s/ James L. [illegible]
Secretary

NATURAL BUTTES GAS CORP.

By: /s/ Stanley B. Hallman
President

ATTEST:

By: /s/ Sonja M. Reilly Trujillo
Secretary

LEXICO RESOURCES INTERNATONAL CORPORATION

By: /s/ C A Kohlhaas
Charles A. Kohlhaas, President

STATE OF COLORADO)
) ss.
COUNTY OF DENVER)

7th THE FOREGOING INSTRUMENT was acknowledged before me this 7th day of October, 1999, by Charles A. Kohlhaas, as President of Lexico Resources International Corporation, on behalf of said corporation.

Witness my hand and official seal.

My Commission Expires:

June 2, 2003 Kathyren C Bachelle
Notary Public

STATE OF COLORADO)
) ss.
COUNTY OF ARAPAHOE)

7th THE FOREGOING INSTRUMENT was acknowledged before me this 7th day of October, 1999, by Stanley B. Hollman as President of Natural Buttes Gas Corporation, on behalf of said corporation.

Witness my hand and official seal.

My commission expires:

June 2, 2003 Kathyren C Bachelle
Notary Public

EXHIBIT "A"

LEASE NO. & DATE	DESCRIPTION
UT-73320 3-1-51	TOWNSHIP 9 SOUTH, RANGE 20 EAST SECTION 15: S1/2SW1/4, SW1/4SE1/4 Containing 120 acres, more or less in Uintah County, Utah Insofar as said lease covers the above described lands and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes, the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM
UT-73321 3-1-51	TOWNSHIP 9 SOUTH, RANGE 20 EAST SECTION 15: W1/2NW1/4, N1/2SW1/4 Containing 160.00 acres, more or less in Uintah County, Utah Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes, the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM
UT-73322 3-1-51	TOWNSHIP 9 SOUTH, RANGE 20 EAST SECTION 21: N1/2N1/2, SE1/4NW1/4 Containing 200.00 acres, more or less in Uintah County, Utah Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes, the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0141645
7-1-64

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 29: S1/2NW1/4, NE1/4SW1/4, N1/2SE1/4

Containing 200.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0142430
9-1-64

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 29: S1/2SE1/4

Containing 80.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0144868
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 15: NE1/4, E1/2NW1/4, N1/2SE1/4

Containing 320.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 located in the NE1/4SE1.4 of Section 22, T9S-R22E, SLM

UT-0144869
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 21: S1/2NE1/4, SW1/4NW1/4, SW1/4

Containing 280.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22-T9S-R22E, SLM

UT-0577-A
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 23: ALL

Containing 640.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0578-A
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 15: SE1/4SE1/4

Containing 40.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0579
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 13: ALL
SECTION 25: ALL

Containing 1280.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0582
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 27: S1/2, W1/2NE1/4, SE1/4NE1/4
(Resurveyed as Lots 2,5,6 S1/2)

Containing 448.46 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0582-A
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTON 27: LOT 1

Containing 43.20 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-458

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 29

Containing 240.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM

UT-0577B
3-1-51

TOWNSHIP 9 SOUTH, RANGE 20 EAST
SECTION 22: S1/2SW/4

Containing 80.00 acres, more or less in Uintah County, Utah
Insofar as said lease covers the above described lands, and insofar as said lease and lands cover the depths below the top of the Mancos Formation. For definition purposes the top of the Mancos Formation shall mean the stratigraphic equivalent of 9,732 feet below the kelly bushing as shown on the log of the Chapita Wells Unit #5 well located in the NE1/4SE1/4 of Section 22, T9S-R22E, SLM.

EXHIBIT 2

GRANTED

Movant shall serve copies of this ORDER on any pro se parties, pursuant to CRCP 5, and file a certificate of service with the Court within 10 days.

Norman D. Haglund
District Court Judge
DATE OF ORDER INDICATED ON ATTACHMENT

EFILED Document
CO Denver County District Court 2nd JD
Filing Date: Nov 21 2008 5:57PM MST
Filing ID: 22596534
Review Clerk: Rebecca Archuleta

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street, Room 256 Denver, Colorado 80202	
Plaintiff: AGGREGATE RECOVERY LLC, a Colorado limited liability company, v. **Defendant:** LEXICO RESOURCES INTERNATIONAL CORPORATION, a Nevada corporation.	▲ COURT USE ONLY ▲
Attorney for Plaintiff: Ted W. Trauernicht Trauernicht & Evans LLC 4643 S. Ulster St., 8th Floor Denver, CO 80237 Phone Number: (303) 297-1400 FAX Number: 1 (866) 878-0843 Email: ted@tecounsel.com Atty. Reg. # 12957	Case Number: 02CV6334 Div.: Ctrm: 19

PROPOSED ORDER REGARDING IN-COURT STIPULATIONS AND CONTINUANCE OF THE RULE 69 HEARING AND SUBPOENAS

This matter came before the Court on November 12, 2008 during a Rule 69 hearing being conducted by the Plaintiff Aggregate Recovery LLC ("Plaintiff"). Plaintiff appeared through its attorney Ted W. Trauernicht. Lexico Resources International Corporation ("Lexico") appeared through its Secretary/Treasurer Dennis Kessler. Also present was Dwain Immel, a former director of Lexico. Ronald Aden, although under subpoena to appear at the hearing, did not appear.

Plaintiff's counsel reported to the Court that Mr. Immel had in his possession certain records of Lexico that Mr. Immel was willing to make available to a proper representative of Lexico.

Plaintiff's counsel and Lexico informed the Court that they had reached a two-part stipulation regarding these records. First, Plaintiff would be entitled to possession of all original records and documents in Mr. Immel's possession related to the Conoco, Inc Farmin (Farm Out) Agreement and the interests that Plaintiff purchased at the Utah Sheriff's Sale ("Plaintiff's

Page 1 of 2

EXHIBIT 3

Apr 28 10 12:13p Corp Offices 303-465-4226 p.2

AGREEMENT FOR SATISFACTION OF JUDGMENT

THIS AGREEMENT FOR SATISFACTION OF JUDGMENT (the "Agreement") is made and entered into effective this 28th day of April, 2010, by and Lexico Resources International Corporation, a Nevada corporation. whose address for the purpose of this Agreement shall be 8000 Burning Tree Drive, Franktown, Colorado 80116, and hereafter shall be referred as the, party of first part, or for convenience ("Lexico") and Narnia Investments, Ltd., whose address for the purpose this agreement shall be 1808 Snake River Road, Suite D, Katy Texas, 77449, and hereafter shall be referred to as the party of the second part, or for convenience ("Narnia").

Ref: Judgment entered in favor of the party of the second part (Narnia) against Lexico Resources International Corporation, a Nevada corporation pursuant to foreign judgment in The District Court, in and for the City and County of Denver, State of Colorado captioned:

Narnia Investments, Ltd. v. Lexico Resources International Corporation under case number 06 CV 5115, hereinafter referred in this Agreement as (the "Judgment")

RECITALS

Whereas, the Lexico desires to settle the Judgment in full.

Whereas, Lexico, through its agent, Southwest Consulting Associates, Inc., has had discussions with Narnia concerning a resolution of the Judgment and now by and through those discussions, the parties having established an agreement for the settlement of the Judgment, and have elected to reduce this same to writing in this Agreement.

AGREEMENT

NOW THEREFORE, by and in consideration of the mutual covenants, agreements, and the sum of Ten Dollars and other good and valuable consideration, in hand paid by Lexico to Narnia, the receipt and sufficiency of which is hereby acknowledged, the parties have entered into this Agreement, which governs and

1

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Apr 29 2010 2:26PM NORTHAMERICAN ENERGY GROU 2819443185 p.1

This sale was by virtue of a Writ of EXECUTION, dated MAY 2, 2007, issued out of the DISTRICT Court in DENVER County, State of Colorado in which I was commanded to make the sum of $ 181,873.40, damages; $ 26,818.05, interest; and $ 893.82, costs.

Plaintiff(s) named in said Writ: SUSAN L. MCGOWAN
Defendant(s) named in said Writ: HACHADOR HOLDINGS, LTD., DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC, in the District Court for the County of Denver, State of Colorado, Case No. 07 CV 3880

The property described above was sold separately to **AGGREGATE RECOVERY LLC** ("Purchaser"), whose address is **4643 S. Ulster St., 8th Floor, Denver, Colorado 80237**, being the highest bidder, for the total amount of **$ 5,000.00**.

Dated: 06-29-2007

Alvin LaCabe Jr., Sheriff

The within foregoing instrument was acknowledged before me this 29 day of JUNE, 2007, by Alvin LaCabe Jr., Sheriff for the City and County of Denver, Colorado.

Witness my hand and Official Seal.

Notary Public State of Colorado

Page 2 of 2

EXHIBIT 1
PAGE 2 OF 3

07/06/2007 01:45P

RECEIPT # 330455

City & County Of Denver

Stephanie Y. O'Malley
201 W. Colfax
Denver, CO 80202

FROM : TR FIRM
BY : BURGHARDT

REC.NO.: 2007105067 # Pgs 2
DCS NUM: 4867078
DOC TYPE: CERTIFICATE OF PURCHASE
FEE: STANDARD 11.00

TOTAL FEE ----> 11.00
AMOUNT (Check) RECEIVED ---->(11.00)
Check # 1730 (11.00)
TR FIRM
1 Check Received

CHANGE -------> 0.00

*** RECEIPT ***

EXHIBIT 1
PAGE 3 OF 3

Apr 28 10 12:13p Corp Offices 303-485-4228 p.3

controls the terms and conditions agreed to between Lexico and Narnia for settlement of the Judgment.

1. Shareholder meeting. Lexico has sufficient shares and consent to cause to be held a meeting of its shareholders and will solicit attendance of the shareholders by means provided by the laws of the State of Nevada. The meeting will be called and held within ninety (90) days of the date of this Agreement. The plans are to hold the meeting at some location in the Denver metro area.

2. Matters to be included in the proxy statement and notice of the meeting will include those matters required under the laws of the State of Nevada, and specific matters to be approved described as follows:

   a. A reverse split of the issued and outstanding shares of common stock on the basis of a twenty (20) for one (1) basis. The holder of one thousand (1,000) shares would then fifty (50) shares of common stock.

   b. Officers and directors shall be elected as well s compensation plans including up to 7% of the total issued and outstanding common stock as stock based compensation for officers and directors as well as performance based pay based on earnings of Lexico, if applicable.

   c. Approval of consulting agreements, including by way of example, but not limited to agreement with Southwest Consulting Associates, Inc. which shall receive 5% (itself) be of the total issued and outstanding common stock as compensation for its services.

   d. Approval of a PCAOB audit firm's engagement shall be authorized, as well as a CPA firm's engagement shall be authorized.

   e. Legal counsel shall be authorized to be engaged.

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Apr 28 10 12:13p Corp Offices 303-485-4228 p.4

   f. Financing plans to pay for legal, audits and accounting and other needs of Lexico, including by way of example, but not limited to reimbursement for advances necessary to prepare for and hold the shareholder meeting.

   g. Other matters of a general nature will be voted on at the meeting, including by way of example, but not limited to: approval of new stock certificates, signatories, a stock transfer agent and a registered agent and business license in the State of Nevada as well as a business mailing address.

   h. Debts and settlement agreements shall be approved, both those discovered in the period prior to and during the shareholder meeting, including by way of example, but not limited to those agreements specific to Aggregate Recovery LLC and Narnia Investments, Ltd.

   i. As addition consideration for this Agreement Lexico will cause its transfer agent to issue 625,000 shares of its common stock to Narnia with an effective date equal to the date of the shareholder meeting and $50,000 which shall be due and payable fourteen (14) days after the date of the shareholder meeting discussed in Section 1 hereinabove and the payment shall be payable in good funds (bank check) to Narnia at: 1808 Snake River Road, Suite D, Katy Texas, 77449 and upon payment of the $50,000 and receipt of the 625.000 shares of common stock, Narnia shall promptly provide whatever is necessary for Lexico to obtain satisfactions of the Judgment in both Texas and in Colorado. Court costs for such satisfaction filings are at the expense of Lexico. The aforementioned 625,000 shares of common stock issued shall be subject to no restrictions other that those under SEC Rule 144.

   j. In the event the Lexico should enter into an substantive agreements with any other company that would vest control in Lexico in other hands and if such a transfer generated a cash payment, in it is the position of Lexico that such payment be divided among the

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Apr 29 10 12:13p Corp Offices 303-465-4226 p.6

or oral, made by the other party or any other person other than as specifically set forth herein.

c. Authorities. The parties to this Agreement and their respective signatories warranty that the proper authorities have been granted to the signatories to execute this Agreement and any other documents or instruction requisite to carrying out the terms of this Agreement.

d. Miscellaneous.

i. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect the entitlements of the respective parties to this Agreement. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

ii. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the addresses first set forth hereinabove, or such other address known to the party providing notice.

iii. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

iv. Governing Law. This Agreement was negotiated and is being contracted in the State of Colorado, and the laws of the State of Nevada shall govern any enforcement or legal interpretation of this Agreement, unless later agreed to the contrary in writing.

5

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APR 29 2010 2:26PM NORTHAMERICAN ENERGY GROU 2818443185

Apr 29 10 12:14p Corp Offices 303-465-4226 p.7

v. Legal and Accounting Advice. Prior to execution of this Agreement and the ancillary documentation, letters and memorandums, associated with this Agreement the parties have had the opportunity to consult with and obtain legal and tax advice from appropriate legal counsel and accounting practitioners, concerning this Agreement. Having had the opportunity to obtain such legal and tax advice, and not doing so, shall be deemed an appropriate waiver on the part of Borrower, and any vagaries and ambiguities in this Agreement and the ancillary documentation, letters and memorandums, shall not be read against the drafter.

vi. Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

vii. Time is of the essence in the performance of all of the terms and conditions of this Agreement.

viii. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures and electronic copies of signatures shall be deemed the same as an original signature of either party to this Agreement.

ix. Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect, including, by way of example, but not limited to performance obligations contained therein until changed by a new agreement.

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Apr 28 10 12:14p Corp Offices 303-465-4226 p.8

IN WITNESS WHEREOF, the parties have executed this Agreement under the pains and penalties of perjury effective the date first set forth above.

Lexico: Lexico Resources International Corporation

By: ______________________

Ronald Aden, President

Narnia: Narnia Investments, Ltd.

By: ______________________

Jon Ginder, President

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Apr 29 2010 2:12PM NORTHAMERICAN ENERGY GROU 2818443185 p.7

APPENDIX A

Denver Sheriff Department
Civil Division
1437 Bannock St. Rm. 507
Denver, CO 80202-5337

SHERIFF'S CERTIFICATE OF PURCHASE
(Personal Property)

STATE OF COLORADO)
) ss.
City and County of DENVER)

I, **Alvin LaCabe Jr.**, Sheriff of DENVER County, in the State of Colorado, certify that on December 7, 2006, between the hours of ten o'clock in the morning and the setting of the sun of the same day, exposed to public sale the following described property:

Pending causes of action (choses in action) which are legally subject to execution and levy against Lex Dolton brought by Lexico Resources International Corporation in a case entitled *Lexico Resources International Corp. v. Lex Dolton*, in the Court of Appeals, State of Colorado; Case No. 03-CA-1296 (Trial Court No. 00-CV-2940) located at the Colorado Judicial Building, 2 East Fourteenth Avenue, Denver, CO 80203-2115.

Pending causes of action (choses in action) which are legally subject to execution and levy against Hachador Limited Holdings [Hachador Holdings Limited] brought by Lexico Resources International Corporation in a case entitled *Lexico Resources International Corp. v. Hachador Limited Holdings* [Hachador Holdings Limited], in the Court of Appeals, State of Colorado; Case No. 04-CA-0443 (Trial Court No. 03-CV-3534) located at the Colorado Judicial Building, 2 East Fourteenth Avenue, Denver, CO 80203-2115.

This sale was by virtue of a Writ of EXECUTION, dated JUNE 13, 2006, issued out of the DISTRICT Court in DENVER County, State of Colorado in which I was commanded to make the sum of $ 310,309.09, damages; $ 333,032.98, interest; and $ 470.12, costs.
Plaintiff(s) named in said Writ: AGGREGATE RECOVERY LLC
Defendant(s) named in said Writ LEXICO RESOURCES INTERNATIONAL CORPORATION In the District Court for the City and County of Denver, State of Colorado, Case No. 02 CV 6334

The property described above was sold separately to **AGGREGATE RECOVERY LLC** ("Purchaser"), whose address is **4643 South Ulster Street, 8th Floor, Denver, Colorado 80237** being the highest bidder, for the total amount of $**6,000.00**. The Purchaser bid $**5,000.00** for the first item, the claims against Lex Dolton, and $**1,000.00** for the second item, the claims against Hachador Limited Holdings [Hachador Holdings Limited].

Dated: December 8, 2006

Alvin LaCabe Jr., Sheriff

The within foregoing instrument was acknowledged before me this 8th day of December 2006, by Alvin LaCabe Jr., Sheriff for the City and County of Denver, Colorado.

Witness my hand and Official Seal.

Tom Frank
Notary Public
State of Colorado
My Commission Expires
3/18/2009

Notary Public State of Colorado

EXHIBIT 2

2006196567
Page: 1 of 1
12/12/2006 09:34A
City & County Of Denver

SHERIFF'S CERTIFICATE OF PURCHASE
(Personal Property)

STATE OF COLORADO)
) ss.
County of DENVER)

I, **Alvin LaCabe Jr.**, Sheriff of DENVER County, in the State of Colorado, certify that on June 28, 2007, between the hours of ten o'clock in the morning and the setting of the sun of the same day, exposed to public sale the following described property:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado; Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	5084-9 for 100,000 shares.	18.	5101-1 for 100,000 shares.	35.	5118-5 for 100,000 shares.
2.	5085-6 for 100,000 shares.	19.	5102-9 for 100,000 shares.	36.	5119-3 for 100,000 shares.
3.	5086-4 for 100,000 shares.	20.	5103-7 for 100,000 shares.	37.	5120-1 for 100,000 shares.
4.	5087-2 for 100,000 shares.	21	5104-5 for 100,000 shares.	38.	5121-9 for 100,000 shares.
5.	5088-0 for 100,000 shares.	22.	5105-2 for 100,000 shares.	39.	5122-7 for 100,000 shares.
6.	5089-8 for 100,000 shares.	23.	5106-0 for 100,000 shares.	40.	5123-5 for 100,000 shares.
7.	5090-6 for 100,000 shares.	24.	5107-8 for 100,000 shares.	41.	5124-3 for 100,000 shares.
8.	5091-4 for 100,000 shares.	25.	5108-6 for 100,000 shares.	42.	5125-0 for 100,000 shares.
9.	5092-2 for 100,000 shares.	26.	5109-4 for 100,000 shares.	43.	5126-8 for 100,000 shares.
10.	5093-0 for 100,000 shares.	27.	5110-2 for 100,000 shares.	44.	5127-6 for 100,000 shares.
11.	5094-8 for 100,000 shares.	28.	5111-0 for 100,000 shares.	46.	5128-4 for 100,000 shares.
12.	5095-5 for 100,000 shares.	29.	5112-8 for 100,000 shares.	47.	5129-2 for 100,000 shares.
13.	5096-3 for 100,000 shares.	30.	5113-6 for 100,000 shares.	48.	5130-0 for 100,000 shares.
14.	5097-1 for 100,000 shares.	31.	5114-4 for 100,000 shares.	49.	5131-8 for 100,000 shares.
15	5098-9 for 100,000 shares.	32.	5115-1 for 100,000 shares.	50.	5132-6 for 100,000 shares.
16.	5099-7 for 100,000 shares.	33.	5116-9 for 100,000 shares.	51.	5133-4 for 100,000 shares.
17.	5100-3 for 100,000 shares.	34.	5117-7 for 100,000 shares.		

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

Page 1 of 2

EXHIBIT 1
PAGE 1 OF 3

DEC-26-2006 TUE 09:43 AM DENVER SHERIFF CIVIL DIV FAX NO. 720 865 9590 P. 01

FAX

TO: DANA
FAX 866.878.0843

FROM: Sgt. T. Frank
Denver Sheriff Department
Civil Division
Phone: 720-865-9563
FAX 720-865-9590

Dedication Service Duty

DATE: 12/26/2006

CERTIFICATE OF PURCHASE 02CV3677

AGGREGATE RECOVERY LLC
V.
LEXICO RESOURCES

Number of pages including cover sheet: 3

DEC-26-2006 TUE 09:43 AM DENVER SHERIFF CIVIL DIV FAX NO. 720 865 9590 P. 02

SHERIFF'S CERTIFICATE OF PURCHASE
(Personal Property)

STATE OF COLORADO)
) ss.
County of DENVER)

I, Alvin LaCabe Jr., Sheriff of DENVER County, in the State of Colorado, certify that on December 14, 2006, between the hours of ten o'clock in the morning and the setting of the sun of the same day, exposed to public sale the following described property:

1. A judgment entered on March 7, 2003, in the amount of $75,832,122.00 plus interest against L. Lex Dolton in favor of Lexico Resources International Corporation in a case entitled Lexico Resources International Corporation v. L. Lex Dolton, in the District Court for the City and County of Denver, State of Colorado; Case No. 00-CV-2940 located in the City and County Building, 1437 Bannock Street, Denver, CO 80202, *also recorded as a judgment entered on March 6, 2003*, in the amount of $75,832,123.89.

2. A judgment entered on August 22, 2001, in the amount of $336,239.73 plus interest against Lexico Energy Corporation in favor of Lexico Resources International Corporation in a case entitled Lexico Resources International Corporation v. Lexico Energy Corporation, in the District Court for the City and County of Denver, State of Colorado; Case No. 00-CV-6375 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202, and any residual claims, causes of action, and choses in action which are legally subject to execution and levy, which may be brought or which Lexico Resources International Corporation has against Lexico Energy Corporation.

3. A judgment entered on November 19, 2001, in the principal amount of $19,323.77 plus interest against L. Lex Dolton in favor of Lexico Resources International Corporation in a case entitled Lexico Resources International Corporation v. L. Lex Dolton, in the District Court for the City and County of Denver, State of Colorado; Case No. 00-CV-2940 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202.

4. A judgment entered on January 15, 2002, for attorneys' fees and costs in the amount of $14,374.12 plus interest against L. Lex Dolton in favor of Lexico Resources International Corporation in a case entitled Lexico Resources International Corporation v. L. Lex Dolton, in the District Court for the City and County of Denver, State of Colorado, Case No. 00-CV-2940 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202.

This sale was by virtue of a Writ of EXECUTION, dated SEPTEMBER 5, 2006, issued out of the DISTRICT Court in ARAPAHOE County, State of Colorado in which I was commanded to make the sum of $ 197,035.15, damages; $ 206,523.67, interest; and $ 654.70, costs.
Plaintiff(s) named in said Writ: AGGREGATE RECOVERY LLC
Defendant(s) named in said Writ: LEXICO RESOURCES INTERNATIONAL CORPORATION
In the District Court for the County of Arapahoe, State of Colorado, Case No. 02 CV 3677

The property described above was sold separately to **AGGREGATE RECOVERY LLC** ("Purchaser"), whose address is **4643 S. Ulster St., 8th Floor, Denver, Colorado 80237**, being the highest bidder, for the total amount of **$ 8,000.00**. The Purchaser bid **$ 5,000.00** for the first item, the March 7, 2003 judgment against Lex Dolton; **$1,000.00** for the second item, the August 22, 2001 judgment and claims against Lexico Energy; **$1,000.00** for the third item, the November 19, 2001 judgment against Lex Dolton; and **$1,000.00** for the fourth item, the January 15, 2002 judgment against Lex Dolton.

Dated: 12/15/06

Alvin LaCabe Jr., Sheriff

The within foregoing instrument was acknowledged before me this 15 day of December, 2006, by Alvin LaCabe Jr., Sheriff for the City and County of Denver, Colorado.

Witness my hand and Official Seal.

DAVID S. OLIVER
NOTARY PUBLIC
STATE OF COLORADO

Notary Public State of Colorado

My Commission Expires 3-14-2008

DEC-26-2006 TUE 09:43 AM DENVER SHERIFF CIVIL DIV FAX NO. 720 865 8590 P. 03

12/19/2006 10:22A

RECEIPT # 289715

City & County Of Denver

Wayne E. Vaden
201 W. Colfax
Denver, CO 80202

FROM : TR FIRM
BY : CARMIELA

REC.NO.: 2006199316 # Pgs 1
ECS NUM: 3956223
DOC TYPE: CERTIFICATE
FEE: STANDARD 6.00

TOTAL FEE ----> 6.00
AMOUNT (Check) RECEIVED ---->(6.00)
Check # 1828 (6.00)
TR FIRM
1 Check Received

CHANGE ------> 0.00

*** RECEIPT ***

EFILED Document
CO Denver County District Court 2nd JD
Filing Date: Jul 13 2007 4:44PM MDT
Filing ID: 15542259
Review Clerk: Charmaine Beight

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street, Room 256 Denver, Colorado 80202	
Plaintiff: SUSAN L. MCGOWAN, **v.** **Defendants:** HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC.	▲ COURT USE ONLY ▲ Case Number: 07CV3880 Div.: Ctrm: 6
Attorney for Plaintiff/Judgment Creditor: Ted W. Trauernicht Trauernicht & Evans LLC 4643 S. Ulster St., 8th Floor Denver, CO 80237 Phone Number: (303) 297-1400 FAX Number: 1-(866) 878-0843 Email: ted@tecounsel.com Atty. Reg. # 12957	

REPORT AND RETURN OF SHERIFF

Alvin LaCabe, Manager of Safety and Ex Officio Sheriff of the City and County of Denver, by authority of the statutes of the State of Colorado and a certain Writ of Execution issued by the District Court for the City and County of Denver, State of Colorado to levy and make sale according to the provisions thereof, does hereby make his report and return:

1. On May 2, 2007, I was delivered and took receipt of the Court's Writ of Execution. I recorded a notice of levy and certificate of levy, and did levy and seize and take into possession the following described property:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought

Page 1 of 4

or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado; Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	5084-9 for 100,000 shares.	18.	5101-1 for 100,000 shares.	35.	5118-5 for 100,000 shares.
2.	5085-6 for 100,000 shares.	19.	5102-9 for 100,000 shares.	36.	5119-3 for 100,000 shares.
3.	5086-4 for 100,000 shares.	20.	5103-7 for 100,000 shares.	37.	5120-1 for 100,000 shares.
4.	5087-2 for 100,000 shares.	21	5104-5 for 100,000 shares.	38.	5121-9 for 100,000 shares.
5.	5088-0 for 100,000 shares.	22.	5105-2 for 100,000 shares.	39.	5122-7 for 100,000 shares.
6.	5089-8 for 100,000 shares.	23.	5106-0 for 100,000 shares.	40.	5123-5 for 100,000 shares.
7.	5090-6 for 100,000 shares.	24.	5107-8 for 100,000 shares.	41.	5124-3 for 100,000 shares.
8.	5091-4 for 100,000 shares.	25.	5108-6 for 100,000 shares.	42.	5125-0 for 100,000 shares.
9.	5092-2 for 100,000 shares.	26.	5109-4 for 100,000 shares.	43.	5126-8 for 100,000 shares.
10.	5093-0 for 100,000 shares.	27.	5110-2 for 100,000 shares.	44.	5127-6 for 100,000 shares.
11.	5094-8 for 100,000 shares.	28.	5111-0 for 100,000 shares.	46.	5128-4 for 100,000 shares.
12.	5095-5 for 100,000 shares.	29.	5112-8 for 100,000 shares.	47.	5129-2 for 100,000 shares.
13.	5096-3 for 100,000 shares.	30.	5113-6 for 100,000 shares.	48.	5130-0 for 100,000 shares.
14.	5097-1 for 100,000 shares.	31	5114-4 for 100,000 shares.	49.	5131-8 for 100,000 shares.
15.	5098-9 for 100,000 shares.	32	5115-1 for 100,000 shares.	50.	5132-6 for 100,000 shares.
16.	5099-7 for 100,000 shares.	33.	5116-9 for 100,000 shares.	51.	5133-4 for 100,000 shares.
17.	5100-3 for 100,000 shares.	34.	5117-7 for 100,000 shares.		

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

2. I advertised said property in The Daily Journal for sale, in accordance with the terms and provisions of the Writ of Execution and the laws of the State of Colorado for more than 10 (ten) days as will more fully appear from a copy of the affidavit and proof of publication which is hereto attached and made a part of this report.

3. Said advertisement of sale was published in The Daily Journal, a newspaper of general circulation in this county and said State, and was first published June 8, 2007, as will more fully

Page 2 of 4

appear from the copy of the affidavit and proof of publication, which is likewise hereto attached and made a part of this report.

4. On June 28, 2007, at 10:00 a.m., on the courthouse steps of the Denver County Sheriff's Office located at 1437 Bannock Street, Denver, Colorado, I sold the property at public auction, each item of property separately, to **AGGREGATE RECOVERY LLC** ("Purchaser"), whose address is **4643 S. Ulster St., 8th Floor, Denver, Colorado 80237**, being the highest bidder, for the total amount of **$5,000.00**.

5. I have given to the Purchaser a Certificate of Purchase of said property, and have likewise recorded a duplicate thereof with the County Clerk and Recorder of the City and County of Denver, in the State of Colorado.

6. The proceeds of said sale have been applied to the liquidation of the sum adjudged to be due to the plaintiff as follows:

Summary of the Judgment Debt

Judgment amount	$181,873.40
Post-judgment Interest through 6/28/2007	$26,818.05
Miscellaneous Post-judgment Court Fees Issuance of Writ of Execution	$25.00
Notice of Levy Process Service Fee	$100.00
Recording Writ of Execution	$11.00
Recording Notice of Levy	$21.00
Recording Certificate of Levy	$21.00
Recording Certificate of Purchase	$11.00
Publication Fee (McGraw-Hill)	$467.82
Sheriff's Fees (paid by plaintiff)	$237.00
Total amount of Judgment debt	**$209,585.27**

Page 3 of 4

Credit Applied to the Judgment Debt

Total Bid	$ 5,000.00
Net amount applied to Judgment debt	$ 5,000.00
Balance due and unpaid on said Judgment	$ 204,585.27
Overage amount due to defendant	$0.00

The proceeds from the sale of the property did not satisfy the judgment, interest and all costs in full.

All of which is respectfully submitted.

Dated at Denver, Colorado, June 28, 2007.

Alvin LaCabe, Manager of Safety and Ex Officio Sheriff of the City and County of Denver

By [signature]
Deputy Sheriff Sergeant T. Frank

Page 4 of 4

2007070275
Page 1 of 2
05/03/2007 09:08A
City & County Of Denver

Denver District Court
Civil Division
1437 Bannock St. Rm. 507
Denver CO 80202-5337

DISTRICT COURT, DENVER COUNTY, COLORADO
Court Address:
Denver City and County Building
1437 Bannock St Rm 256
Denver, CO 80202-0000

^ COURT USE ONLY ^

Case Number: 07CV-003880

Div.: 6

Plaintiff: MCGOWAN, SUSAN L.

Defendant: HACHADOR HOLDINGS LTD et al

WRIT OF EXECUTION

Judgment Amount: $181,873.40 Judgment Date: April 18, 2007

Judgment Status: UNSATISFIED

Additional Remarks:
JOINTLY AND SEVERALLY
PLUS INTEREST

Debtor(s): HACHADOR HOLDINGS LTD
DIANNE M SERRA
AKA-DIANE M SERRA
AKA-DIANN M SERRA
HACHADOR TRUST NO 2
PAUL BOGHOSIAN
MARILYN BOGHOSIAN
BARRON REAL PROPT LLC

Creditor(s): SUSAN L MCGOWAN

Balance of Judgment to Date: $181,873.40

To the Sheriff of Denver County,
You are commanded to satisfy the above judgment plus interest and costs executing against any property legally subject to levy of the above-named judgment debtor(s) and to return this execution within 90 days from the date of issue, unless sale is pending under levy made.

(Continued)

DISTRICT COURT, DENVER COUNTY, COLORADO PAGE: 2

CASE NO. 07CV-003880 Division 6 (Continued)

Judgment Amount: $181,873.40 Judgment Date: April 18, 2007

DATE: May 02, 2007

Sahra Millett
Clerk of Court
DISTRICT COURT, DENVER COUNTY

BY: Deputy Clerk

2007070276
Page 1 of 4
05/05/2007 02:08A
City & County Of Denver CTF R21.00 D0.00

1437 Bannock St

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street, Room 256 Denver, Colorado 80202 **Plaintiff:** SUSAN L. MCGOWAN, v. **Defendants:** HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC.	▲ COURT USE ONLY ▲
Attorney for Plaintiff/Judgment Creditor: Ted W. Trauernicht Trauernicht & Evans LLC 4643 S. Ulster St., 8th Floor Denver, CO 80237 Phone Number: (303) 297-1400 FAX Number: 1-(866) 878-0843 Email: ted@tecounsel.com Atty. Reg. # 12957	Case Number: 07CV3880 Div.: Ctrm: 6

CERTIFICATE OF LEVY

STATE OF COLORADO)
) ss.
City and County of Denver)

I, Alvin LaCabe Jr. Sheriff of Denver County, do hereby certify that by virtue of a certain Writ of Execution to me directed, from the District Court, City and County of Denver, State of Colorado; in favor of SUSAN L. MCGOWAN, Plaintiff, against HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES,

Page 1 of 4

Defendants, dated May 2, 2007, I did on this 2nd day of May, 2007, levy upon the following property, to wit:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado; Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

    1. 5084-9 for 100,000 shares.
    2. 5085-6 for 100,000 shares.
    3. 5086-4 for 100,000 shares.
    4. 5087-2 for 100,000 shares.
    5. 5088-0 for 100,000 shares.
    6. 5089-8 for 100,000 shares.
    7. 5090-6 for 100,000 shares.
    8. 5091-4 for 100,000 shares.
    9. 5092-2 for 100,000 shares.
    10. 5093-0 for 100,000 shares.
    11. 5094-8 for 100,000 shares.
    12. 5095-5 for 100,000 shares.
    13. 5096-3 for 100,000 shares.
    14. 5097-1 for 100,000 shares.
    15. 5098-9 for 100,000 shares.
    16. 5099-7 for 100,000 shares.
    17. 5100-3 for 100,000 shares.
    18. 5101-1 for 100,000 shares.
    19. 5102-9 for 100,000 shares.
    20. 5103-7 for 100,000 shares.
    21. 5104-5 for 100,000 shares.

Page 2 of 4

    22. 5105-2 for 100,000 shares.
    23. 5106-0 for 100,000 shares.
    24. 5107-8 for 100,000 shares.
    25. 5108-6 for 100,000 shares.
    26. 5109-4 for 100,000 shares.
    27. 5110-2 for 100,000 shares.
    28. 5111-0 for 100,000 shares.
    29. 5112-8 for 100,000 shares.
    30. 5113-6 for 100,000 shares.
    31. 5114-4 for 100,000 shares.
    32. 5115-1 for 100,000 shares.
    33. 5116-9 for 100,000 shares.
    34. 5117-7 for 100,000 shares.
    35. 5118-5 for 100,000 shares.
    36. 5119-3 for 100,000 shares.
    37. 5120-1 for 100,000 shares.
    38. 5121-9 for 100,000 shares.
    39. 5122-7 for 100,000 shares.
    40. 5123-5 for 100,000 shares.
    41. 5124-3 for 100,000 shares.
    42. 5125-0 for 100,000 shares.
    43. 5126-8 for 100,000 shares.
    44. 5127-6 for 100,000 shares.
    46. 5128-4 for 100,000 shares.
    47. 5129-2 for 100,000 shares.
    48. 5130-0 for 100,000 shares.
    49. 5131-8 for 100,000 shares.
    50. 5132-6 for 100,000 shares.
    51. 5133-4 for 100,000 shares.

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

Situated in the City and County of Denver, and State of Colorado.

Page 3 of 4

Witness, Alvin LaCabe Jr., Sheriff of said Denver County of Colorado, this 2nd day of May, 2007.

NOTARY PUBLIC
STATE OF COLORADO
TINA M. MARTINEZ
MY COMMISSION EXPIRES 10/24/2010

Alvin LaCabe Jr.
Sheriff

By [signature]
Deputy Sheriff Sergeant T. Frank

STATE OF COLORADO
______ County of ______

I certify that I executed this Notice this ____ day of ______, 2007, by ______

______
Sheriff

By ______
Deputy

Page 4 of 4

May 25 2007 3:31PM TR FIRM 3032979118 p.2

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street, Room 256 Denver, Colorado 80202	
Plaintiff: SUSAN L. MCGOWAN, v. **Defendants:** HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC.	▲ COURT USE ONLY ▲ Case Number: 07CV3880 Div.: Ctrm: 6
Attorney for Plaintiff/Judgment Creditor: Ted W. Trauernicht Trauernicht & Evans LLC 4643 S. Ulster St., 8th Floor Denver, CO 80237 Phone Number: (303) 297-1400 FAX Number: 1 (866) 878-0843 Email: ted@tecounsel.com Atty. Reg. # 12957	
RETURN OF SERVICE REGARDING NOTICE OF LEVY OR SEIZURE AND CERTIFICATE OF LEVY	

Attached hereto as Exhibit 1 is the PROOF OF SERVICE OF NOTICE OF LEVY OR SEIZURE and CERTIFICATE OF LEVY showing service of a Notice of Levy or Seizure and Certificate of Levy upon Paul A. Boghosian as President and Managing Member of Hachador Holdings, Ltd. The service occurred on May 16, 2007 at 10:35 a.m. (CST).

Dated: May 21, 2007

Respectfully Submitted,

s/ Ted W. Trauernicht
Attorney for Plaintiff/Judgment Creditor

Page 1 of 2

County of Denver, State of Colorado; Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

    1. 5084-9 for 100,000 shares.
    2. 5085-6 for 100,000 shares.
    3. 5086-4 for 100,000 shares.
    4. 5087-2 for 100,000 shares.
    5. 5088-0 for 100,000 shares.
    6. 5089-8 for 100,000 shares.
    7. 5090-6 for 100,000 shares.
    8. 5091-4 for 100,000 shares.
    9. 5092-2 for 100,000 shares.
    10. 5093-0 for 100,000 shares.
    11. 5094-8 for 100,000 shares.
    12. 5095-5 for 100,000 shares.
    13. 5096-3 for 100,000 shares.
    14. 5097-1 for 100,000 shares.
    15. 5098-9 for 100,000 shares.
    16. 5099-7 for 100,000 shares.
    17. 5100-3 for 100,000 shares.
    18. 5101-1 for 100,000 shares.
    19. 5102-9 for 100,000 shares.
    20. 5103-7 for 100,000 shares.
    21. 5104-5 for 100,000 shares.
    22. 5105-2 for 100,000 shares.
    23. 5106-0 for 100,000 shares.
    24. 5107-8 for 100,000 shares.
    25. 5108-6 for 100,000 shares.
    26. 5109-4 for 100,000 shares.
    27. 5110-2 for 100,000 shares.
    28. 5111-0 for 100,000 shares.
    29. 5112-8 for 100,000 shares.

Page 2 of 4

    30. 5113-6 for 100,000 shares.
    31. 5114-4 for 100,000 shares.
    32. 5115-1 for 100,000 shares.
    33. 5116-9 for 100,000 shares.
    34. 5117-7 for 100,000 shares.
    35. 5118-5 for 100,000 shares.
    36. 5119-3 for 100,000 shares.
    37. 5120-1 for 100,000 shares.
    38. 5121-9 for 100,000 shares.
    39. 5122-7 for 100,000 shares.
    40. 5123-5 for 100,000 shares.
    41. 5124-3 for 100,000 shares.
    42. 5125-0 for 100,000 shares.
    43. 5126-8 for 100,000 shares.
    44. 5127-6 for 100,000 shares.
    46. 5128-4 for 100,000 shares.
    47. 5129-2 for 100,000 shares.
    48. 5130-0 for 100,000 shares.
    49. 5131-8 for 100,000 shares.
    50. 5132-6 for 100,000 shares.
    51. 5133-4 for 100,000 shares.

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

Now therefore, you HACHADOR HOLDINGS LIMITED, one of the said Defendants, take notice, that within ten days from the date of service hereof, if served within this state, or if served by publication within ten days after service hereof, exclusive of the day of service, you may make and file with the Clerk of the above-entitled Court a written claim of any exemption which you may have under the statutes of the State of Colorado; and in case of your failure to make and file such written claim of exemption with the Clerk of said Court you shall be deemed to have waived your right of exemption under the statutes of this state.

Page 3 of 4

Witness my hand and seal at Denver, Colorado on May 2, 2007.
Date

NOTARY PUBLIC
STATE OF COLORADO
TINA M. MARTINEZ
MY COMMISSION EXPIRES 10/24/2010

Alvin LaCabe Jr.
Sheriff

By
Deputy Sheriff Sergeant T. Frank

Page 4 of 4

2007070277
Page 1 of 4
City & County of Denver

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street, Room 256 Denver, Colorado 80202	
Plaintiff: SUSAN L. MCGOWAN, v. **Defendants:** HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN O. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC.	▲ COURT USE ONLY ▲ Case Number: 07CV3880 Div.: Ctrm: 6
Attorney for Plaintiff/Judgment Creditor: Ted W. Trauernicht Trauernicht & Evans LLC 4643 S. Ulster St., 8th Floor Denver, CO 80237 Phone Number: (303) 297-1400 FAX Number: 1-(866) 878-0843 Email: ted@tecounsel.com Atty. Reg. # 12957	

NOTICE OF LEVY OR SEIZURE

Notice is hereby given that on May 2, 2007, a writ of execution was issued out of this Court directing the Sheriff of the County of Denver, State of Colorado, to levy upon and seize certain property of the above named Defendants, and the Sheriff of the County of Denver did levy upon, seize and take into possession/constructive possession the following described property:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and

Page 1 of 4

May 25 2007 3:31PM TR FIRM 3032979116 p.3

CERTIFICATE OF SERVICE

I certify that on May 21, 2007, a true and accurate copy of the RETURN OF SERVICE REGARDING NOTICE OF LEVY OR SEIZURE AND CERTIFICATE OF LEVY was served on the client and all other counsel or parties of record by placing it in the United States mail, postage pre-paid, and addressed to the following:

Hachador Holdings, LTD
#2 Black Creek Lane
Ladue, Missouri 63134

Diane M. Serra
568 Lullingstone Drive, SE
Marietta, Georgia 30067-2717

Diane M. Serra
2900 Delk Road SE, Suite 306
Marietta, Georgia 30067-5321

Paul A. Boghosian
#2 Black Creek Lane
Ladue, Missouri 63134

Marilyn G. Boghosian
#2 Black Creek Lane
Ladue, Missouri 63134

Barron Real Properties, LLC
#2 Black Creek Lane
Ladue, Missouri 63134

s/ Ted W. Trauernicht
Attorney for Plaintiff/Judgment Creditor

Page 2 of 2

May 25 2007 3:31PM TR FIRM 3032979116 p.4

EXHIBIT 1

May 25 2007 3:31PM TR FIRM 3032979116 p.8

PROOF OF SERVICE

Name of Person To Be Served — PAUL A. BOGHOSIAN, PRESIDENT & MANAGING MEMBER OF BACHADOUR HOLDINGS, LTD.

Case Number — 07CV3880

DATE SERVED: 5/16/07 TIME SERVED: 10:35 A.M.

PLACE WHERE SERVED: #2 BLACK CREEK LANE LADUE, MO 63134

NAME OF SERVER: DURWOOD Q. HURST TITLE: INVESTIGATOR

Paper Served: ____ Summons and Complaint ____ Subpoena Other: NOTICE OF LEVY OR SEIZURE - CERTIFICATE OF LEV

✓ CHECK ONE BOX BELOW TO INDICATE APPROPRIATE METHOD OF SERVICE ✓

[X] Served personally upon PAUL A. BOGHOSIAN AS PRESIDENT & MANAGING MEMBER OF BACHADOR HOLDINGS, LTD. Sex: M Race: W Age: 52

[ ] Left copies thereof at the defendant's dwelling house or usual place of abode with a person of suitable age, and discretion then residing therein.

Name of person with whom the summons and complaint was left ____________

Sex: ______ Race: ______ Age: ______

Further, I do hereby certify that I have deposited in the United States Postal Mail Box, a copy of the documents in a sealed envelope with postage fully prepaid, addressed to the individual to be served. Date Mailed: ___/___/___

[ ] Other (specify) ____________

[ ] NON SERVICE (specify) ____________

DECLARATION OF SERVER

I declare under penalty of the laws of the United States of America that the foregoing information contained in the Return of Service is true and correct.

Executed on 5-16-07 (Date) — [signature] Signature of Server

[illegible] Investigation Services, Inc. [illegible] IL 62206

Illinois Detective Agency License # 117-001948

Subscribed and sworn to before me this 14 day of MAY 2007

[signature] Notary Public

OFFICIAL SEAL [illegible] COMMISSION EXPIRES [illegible]

Attempts to Serve:	Date and Time of Attempts	Date and Time of Attempts

Additional Information: ____________

CITY AND COUNTY OF DENVER

DEPARTMENT OF SAFETY

DENVER SHERIFF DEPARTMENT
COURT SERVICES AND CIVIL DIVISION
1437 BANNOCK
DENVER, COLORADO 80204

JOHN HICKENLOOPER
MAYOR

SHERIFF'S CERTIFICATE OF MAILING

Case Number: 07CV3880

I do hereby certify that I have duly mailed, by U.S. Postal Service, postage prepaid, first class, a copy of the attached *Notice of Sale* as it will appear in the Daily Journal, a newspaper of general circulation in this county.

Notices were mailed to all parties in the attached Mailing List, to the addresses so specified therein.

All done this *1st day of June 2007*

Alvin LaCabe Jr.
Manager of Safety, Ex-officio Sheriff
of the City and County of Denver, State of Colorado

By [signature]
Deputy Sheriff Sergeant T. Frank #S78026

Revised 09/01/2005

NOTICE OF SHERIFF'S SALE 07CV3880

BY VIRTUE OF a WRIT OF EXECUTION issued out of the Clerk's office of the DISTRICT Court of DENVER County and State of Colorado, and to me directed, whereby I am commanded to make the sum of ($181,873.40) ONE HUNDRED EIGHTY-ONE THOUSAND EIGHT HUNDRED SEVENTY-THREE and 40/100 DOLLARS, JOINTLY AND SEVERALLY plus INTEREST, and costs of suit, the amount of a certain Judgment recently obtained against HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC in favor of SUSAN L. MCGOWAN, in the District Court for the County of Denver, State of Colorado, Case Number 07 CV 3880 out of the lands, tenements, goods and chattels of the said HACHADOR HOLDINGS, LTD. I have levied on the following property to-wit:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited,* in the District Court, City and County of Denver, State of Colorado; Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	5084-9 for 100,000 shares.	18.	5101-1 for 100,000 shares.	35.	5118-5 for 100,000 shares.
2.	5085-6 for 100,000 shares.	19.	5102-9 for 100,000 shares.	36.	5119-3 for 100,000 shares.
3.	5086-4 for 100,000 shares.	20.	5103-7 for 100,000 shares.	37.	5120-1 for 100,000 shares.
4.	5087-2 for 100,000 shares.	21	5104-5 for 100,000 shares.	38.	5121-9 for 100,000 shares.
5.	5088-0 for 100,000 shares.	22.	5105-2 for 100,000 shares.	39.	5122-7 for 100,000 shares.
6.	5089-8 for 100,000 shares.	23.	5106-0 for 100,000 shares.	40.	5123-5 for 100,000 shares.
7.	5090-6 for 100,000 shares.	24.	5107-8 for 100,000 shares.	41.	5124-3 for 100,000 shares.
8.	5091-4 for 100,000 shares.	25.	5108-6 for 100,000 shares.	42.	5125-0 for 100,000 shares.
9.	5092-2 for 100,000 shares.	26.	5109-4 for 100,000 shares.	43.	5126-8 for 100,000 shares.
10.	5093-0 for 100,000 shares.	27.	5110-2 for 100,000 shares.	44.	5127-6 for 100,000 shares.
11.	5094-8 for 100,000 shares.	28.	5111-0 for 100,000 shares.	46.	5128-4 for 100,000 shares.
12.	5095-5 for 100,000 shares.	29.	5112-8 for 100,000 shares.	47.	5129-2 for 100,000 shares.
13.	5096-3 for 100,000 shares.	30.	5113-6 for 100,000 shares.	48.	5130-0 for 100,000 shares.
14.	5097-1 for 100,000 shares.	31.	5114-4 for 100,000 shares.	49.	5131-8 for 100,000 shares.
15	5098-9 for 100,000 shares.	32.	5115-1 for 100,000 shares.	50.	5132-6 for 100,000 shares.
16.	5099-7 for 100,000 shares.	33.	5116-9 for 100,000 shares.	51.	5133-4 for 100,000 shares.
17.	5100-3 for 100,000 shares.	34.	5117-7 for 100,000 shares.		

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

THEREFORE, According to said command, I shall expose for sale, at Public Auction, to the highest and best bidder for cash, all the right, title and interest of the above named HACHADOR HOLDINGS, LTD in and to the above described property, on June 28, 2007 (date), at 10:00 o'clock A. M. at the front steps of the City and County Building, 1437 Bannock Street, Denver, Colorado 80202 in the City and County of Denver, State of Colorado.

Dated: June 1, 2007

Attorney for Plaintiff:
TED W. TRAUERNICHT
TRAUERNICHT & EVANS LLC
4643 S. ULSTER ST., 8TH FLOOR
DENVER, CO 80237
303-297-1400
ATTORNEY REG # 12957

Alvin LaCabe Jr.
Sheriff of the City and County of Denver
State of Colorado

By ______
Deputy Sheriff Sergeant Tom Frank

Date of first Publication June 8, 2007
Published in The Daily Journal

Date of last Publication June 22, 2007

P. 01

TRANSACTION REPORT

JUN-01-2007 FRI 11:38 AM

FOR: DENVER SHERIFF CIVIL DIV 720 865 9590

SEND

DATE	START	RECEIVER	TX TIME	PAGES	TYPE	NOTE	M#	DP
JUN-01	11:38 AM	93035846785	35"	3	FAX TX	OK	278	

TOTAL : 35S PAGES: 3

FAX

TO: THE DAILY JOURNAL
LEGAL PUBLICATIONS
303-584-6756
FAX 303-584-6785

ATTENTION: VIRGINIA

FROM Sgt. Tom Frank
Denver Sheriff Department
Civil Division
Phone: 720-865-9556
FAX 720-865-9590

DATE: 6/1/2007

MESSAGE:

Request for Legal Publication

Reference: PERSONAL PROPERTY SALE 07CV3880

Dear Virginia,
Please publish for **THREE** successive weeks on the same day of each week beginning on ***Friday June 8, 2007*** as indicated. Please send bill and newspaper clipping after first insertion.

Friday 06/08
Friday 06/15
Friday 06/22

Sgt. T. Frank

Thank You Virginia,
Please call (720) 865-9563 to verify receipt of this FAX
If no answer please leave a voice mail message.

Number of pages including cover sheet 3

CITY AND COUNTY OF DENVER

DEPARTMENT OF SAFETY

DENVER SHERIFF DEPARTMENT
COURT SERVICES AND CIVIL DIVISION
1437 BANNOCK
DENVER, COLORADO 80204

JOHN HICKENLOOPER
MAYOR

SHERIFF'S CERTIFICATE OF MAILING

Case Number: 07CV3880

I do hereby certify that I have duly mailed, by U.S. Postal Service, postage prepaid, first class, a copy of the attached ***Notice of Sale*** as it appears in the Daily Journal, a newspaper of general circulation in this county.

Notices were mailed to all parties in the attached Mailing List, to the addresses so specified therein.

All done this ***15th day of June 2007***

Alvin LaCabe Jr.
Manager of Safety, Ex-officio Sheriff
of the City and County of Denver, State of Colorado

By Sgt. T. Frank
Deputy Sheriff Sergeant T. Frank #S78026

Revised 09/05/2002

The Daily Journal

A Publication Of
The McGraw-Hill Companies

Publisher's Affidavit

STATE OF COLORADO
City and County of Denver

[illegible]

three consecutive weeks

[illegible] June [illegible]

[illegible] June [illegible]

[illegible]

June [illegible]

[illegible]

NOTICE OF SHERIFF'S SALE
07CV3880

BY VIRTUE OF a WRIT OF EXECUTION issued out of the Clerk's office of the DISTRICT Court of DENVER County and State of Colorado, and to me directed, whereby I am commanded to make the sum of [illegible] ONE HUNDRED EIGHTY-ONE THOUSAND EIGHT HUNDRED SEVENTY-THREE and [illegible]/100 DOLLARS, JOINTLY AND SEVERALLY plus INTEREST, and costs of suit, the amount of a certain Judgment recently obtained against HACHADOR HOLDINGS LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. [illegible] DIANE M. SERRA as Trustee for Hachador Trust No. [illegible], DIANE M. SERRA, individually [illegible], PAUL A. [illegible], MARILYN [illegible], and [illegible] REAL PROPERTIES, LLC in favor of SUSAN L. MCGOWAN, in the District Court for the County of Denver, State of Colorado, Case Number 07 CV 3880 out of the lands, tenements, goods and chattels of the said HACHADOR HOLDINGS, LTD. I have levied on the following property to-wit:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado, Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LEXI Stock"). The stock is currently issued in the name of Hachador. The LEXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	[illegible] for 100,000 shares.	18.	[illegible] for 100,000 shares.	35.	[illegible] for 100,000 shares.
2.	[illegible] for 100,000 shares.	19.	[illegible] for 100,000 shares.	36.	[illegible] for 100,000 shares.
3.	[illegible] for 100,000 shares.	20.	[illegible] for 100,000 shares.	37.	[illegible] for 100,000 shares.
4.	[illegible] for 100,000 shares.	21.	[illegible] for 100,000 shares.	38.	[illegible] for 100,000 shares.
5.	[illegible] for 100,000 shares.	22.	[illegible] for 100,000 shares.	39.	[illegible] for 100,000 shares.
6.	[illegible] for 100,000 shares.	23.	[illegible] for 100,000 shares.	40.	[illegible] for 100,000 shares.
7.	[illegible] for 100,000 shares.	24.	[illegible] for 100,000 shares.	41.	[illegible] for 100,000 shares.
8.	[illegible] for 100,000 shares.	25.	[illegible] for 100,000 shares.	42.	[illegible] for 100,000 shares.
9.	[illegible] for 100,000 shares.	26.	[illegible] for 100,000 shares.	43.	[illegible] for 100,000 shares.
10.	[illegible] for 100,000 shares.	27.	[illegible] for 100,000 shares.	44.	[illegible] for 100,000 shares.
11.	[illegible] for 100,000 shares.	28.	[illegible] for 100,000 shares.	45.	[illegible] for 100,000 shares.
12.	[illegible] for 100,000 shares.	29.	[illegible] for 100,000 shares.	46.	[illegible] for 100,000 shares.
13.	[illegible] for 100,000 shares.	30.	[illegible] for 100,000 shares.	47.	[illegible] for 100,000 shares.
14.	[illegible] for 100,000 shares.	31.	[illegible] for 100,000 shares.	48.	[illegible] for 100,000 shares.
15.	[illegible] for 100,000 shares.	32.	[illegible] for 100,000 shares.	49.	[illegible] for 100,000 shares.
16.	[illegible] for 100,000 shares.	33.	[illegible] for 100,000 shares.	50.	[illegible] for 100,000 shares.
17.	[illegible] for 100,000 shares.	34.	[illegible] for 100,000 shares.	51.	[illegible] for 100,000 shares.

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered right and title to ownership of the LEXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February [illegible] Settlement Agreement.

THEREFORE, According to said command, I shall expose for sale, at Public Auction, to the highest and best bidder for cash, all the right, title and interest of the above named HACHADOR HOLDINGS, LTD in and to the above described property, on June 22, 2007, at 10:00 o'clock A.M. at the front steps of the City and County Building, 1437 Bannock Street, Denver, Colorado 80202 in the City and County of Denver, State of Colorado.

Dated: June 1, 2007

/s/ Ted W. Trauernicht
Attorney for Plaintiff
TED W. TRAUERNICHT
TRAUERNICHT & EVANS LLC
4643 S. ULSTER ST., 8TH FLOOR
DENVER, CO 80237
303-297-1400
ATTORNEY REG # [illegible]

Alvin LaCabe Jr.
Sheriff of the City and County of Denver
State of Colorado

By /s/ Sgt. T. Frank
Deputy Sheriff Sergeant Tom Frank

Published: June 8, 15 & 22, 2007 in The Daily Journal

TRAUERNICHT & EVANS LLC
ATTORNEYS AT LAW

DENVER TECHNOLOGICAL CENTER
4643 SOUTH ULSTER STREET – 8TH FLOOR
DENVER, COLORADO 80237
TELEPHONE 303 297 1400
FACSIMILE 1 866 878 8843
www.tecounsel.com

Ted W. Trauernicht
twt@tecounsel.com

BID LETTER

TO THE DENVER SHERIFF DEPARTMENT: June 22, 2007

PLAINTIFF: **MCGOWAN, SUSAN L.**

DEFENDANT: **HACHADOR HOLDINGS LTD, et al.**

PLAINTIFF'S ATTORNEY: **Ted W. Trauernicht**

NAME OF BIDDER: SUSAN L. MCGOWAN
ADDRESS: 4643 S. Ulster Street, #800
Denver, Colorado 80237

CIVIL ACTION NO. *07 CV 3880*
IN SHERIFF SALE NO. *0703032* BIDS THE SUM OF $10.00 for the following:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado, Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

Page 1 of 3

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	5084-9 for 100,000 shares.	18.	5101-1 for 100,000 shares.	35.	5118-5 for 100,000 shares.
2.	5085-6 for 100,000 shares.	19.	5102-9 for 100,000 shares.	36.	5119-3 for 100,000 shares.
3.	5086-4 for 100,000 shares.	20.	5103-7 for 100,000 shares.	37.	5120-1 for 100,000 shares.
4.	5087-2 for 100,000 shares.	21	5104-5 for 100,000 shares.	38.	5121-9 for 100,000 shares.
5.	5088-0 for 100,000 shares.	22	5105-2 for 100,000 shares	39.	5122-7 for 100,000 shares.
6.	5089-8 for 100,000 shares.	23.	5106-0 for 100,000 shares.	40.	5123-5 for 100,000 shares.
7.	5090-6 for 100,000 shares.	24.	5107-8 for 100,000 shares.	41.	5124-3 for 100,000 shares.
8.	5091-4 for 100,000 shares.	25.	5108-6 for 100,000 shares.	42.	5125-0 for 100,000 shares.
9.	5092-2 for 100,000 shares.	26.	5109-4 for 100,000 shares.	43.	5126-8 for 100,000 shares.
10.	5093-0 for 100,000 shares.	27.	5110-2 for 100,000 shares.	44.	5127-6 for 100,000 shares.
11.	5094-8 for 100,000 shares.	28.	5111-0 for 100,000 shares.	46.	5128-4 for 100,000 shares.
12.	5095-5 for 100,000 shares.	29.	5112-8 for 100,000 shares.	47.	5129-2 for 100,000 shares.
13.	5096-3 for 100,000 shares.	30.	5113-6 for 100,000 shares.	48.	5130-9 for 100,000 shares.
14.	5097-1 for 100,000 shares.	31.	5114-4 for 100,000 shares.	49.	5131-8 for 100,000 shares.
15.	5098-9 for 100,000 shares.	32.	5115-1 for 100,000 shares.	50.	5132-6 for 100,000 shares.
16.	5099-7 for 100,000 shares.	33.	5116-9 for 100,000 shares.	51.	5133-4 for 100,000 shares.
17.	5100-3 for 100,000 shares.	34.	5117-7 for 100,000 shares.		

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

THE FOLLOWING IS AN ITEMIZATION OF ALL AMOUNTS DUE PLAINTIFF JUDGMENT CREDITOR ON ***THE WRIT OF EXECUTION:***

PRINCIPAL AMOUNT SHOWN ON THE EXECUTION	**$ 181,873.40**
ADDITIONAL ALLOWABLE COSTS	
Issuance of Writ of Execution	**$ 25.00**
Recording Writ of Execution	**$ 11.00**
Notice of Levy Process Service Fee	**$ 100.00**
Recording Notice of Levy	**$ 21.00**
Recording Certificate of Levy	**$ 21.00**
INTEREST TO DATE OF SALE	**$ 26,818.05**
TOTAL DUE (excluding Sheriff's fees)	**$ 208,869.45**
SHERIFF'S FEES (from page 3)	**$ 715.82**

Page 2 of 3

GRAND TOTAL OF ALL DUE **$ 209,585.27**

AMOUNT BID **$ 10.00**
DEFICIENCY **$ 209,575.27**

SHERIFF'S FEES:

1. Check payable to Denver Sheriff Department in the amount of	$ 237.00
3. Check payable to McGraw-Hill in the amount of	$ 467.82
2. Check payable to the Clerk and Recorder (for Certificate of Purchase)	$ 11.00
TOTAL DUE SHERIFF PRIOR TO THE SALE:	$ 715.82

Respectfully Submitted,

Ted W. Trautknecht
Attorney for Susan L. McGowan

Page 3 of 3

FIRST COMMUNITY BANK 1-888-699-7500

OFFICIAL CHECK

593584363

Remitter TRAUERNICHT RECHTSANWALTE LLC

Date June 28, 2007

Pay to the order of REGISTRY OF THE DENVER DISTRICT COURT $85,000.00

PAY EXACTLY $85,000DOL 00CTS Dollars

FOR: AGGREGATE RECOVERY LLC/ SHERIFF'S SALE

Authorized Signature

SHERIFF'S CERTIFICATE OF PURCHASE

(Personal Property)

STATE OF COLORADO)
) ss.
County of DENVER)

I, Alvin LaCabe Jr., Sheriff of DENVER County, in the State of Colorado, certify that on June 28, 2007, between the hours of ten o'clock in the morning and the setting of the sun of the same day, exposed to public sale the following described property:

The pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado, Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

1. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

2. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	5084-9 for 100,000 shares.	18.	5101-1 for 100,000 shares.	35.	5118-5 for 100,000 shares.
2.	5085-6 for 100,000 shares.	19.	5102-9 for 100,000 shares.	36.	5119-3 for 100,000 shares.
3.	5086-4 for 100,000 shares.	20.	5103-7 for 100,000 shares.	37.	5120-1 for 100,000 shares.
4.	5087-2 for 100,000 shares.	21	5104-5 for 100,000 shares.	38.	5121-9 for 100,000 shares.
5.	5088-0 for 100,000 shares.	22.	5105-2 for 100,000 shares.	39.	5122-7 for 100,000 shares.
6.	5089-8 for 100,000 shares.	23.	5106-0 for 100,000 shares.	40.	5123-5 for 100,000 shares.
7.	5090-6 for 100,000 shares.	24.	5107-8 for 100,000 shares.	41.	5124-3 for 100,000 shares.
8.	5091-4 for 100,000 shares.	25.	5108-6 for 100,000 shares.	42.	5125-0 for 100,000 shares.
9.	5092-2 for 100,000 shares.	26.	5109-4 for 100,000 shares.	43.	5126-8 for 100,000 shares.
10.	5093-0 for 100,000 shares.	27.	5110-2 for 100,000 shares.	44.	5127-6 for 100,000 shares.
11.	5094-8 for 100,000 shares.	28.	5111-0 for 100,000 shares.	46.	5128-4 for 100,000 shares.
12.	5095-5 for 100,000 shares.	29.	5112-8 for 100,000 shares.	47.	5129-2 for 100,000 shares.
13.	5096-3 for 100,000 shares.	30.	5113-6 for 100,000 shares.	48.	5130-0 for 100,000 shares.
14.	5097-1 for 100,000 shares.	31.	5114-4 for 100,000 shares.	49.	5131-8 for 100,000 shares.
15	5098-9 for 100,000 shares.	32.	5115-1 for 100,000 shares.	50.	5132-6 for 100,000 shares.
16.	5099-7 for 100,000 shares.	33.	5116-9 for 100,000 shares.	51.	5133-4 for 100,000 shares.
17.	5100-3 for 100,000 shares.	34.	5117-7 for 100,000 shares.		

3. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

4. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

Page 1 of 2

This sale was by virtue of a Writ of EXECUTION, dated MAY 2, 2007, issued out of the DISTRICT Court in DENVER County, State of Colorado in which I was commanded to make the sum of $ 181,873.40, damages; $ 26,818.05, interest; and $ 893.82, costs.

Plaintiff(s) named in said Writ: SUSAN L. MCGOWAN

Defendant(s) named in said Writ: HACHADOR HOLDINGS, LTD, DIANNE M. SERRA as Trustee for Hachador Trust No. 2 a/k/a DIANE M. SERRA as Trustee for Hachador Trust No. 2, DIANN M. SERRA, Individually a/k/a DIANE M. SERRA, Individually, PAUL A. BOGHOSIAN, MARILYN G. BOGHOSIAN, and BARRON REAL PROPERTIES, LLC, in the District Court for the County of Denver, State of Colorado, Case No. 07 CV 3880

The property described above was sold separately to **AGGREGATE RECOVERY LLC** ("Purchaser"), whose address is **4643 S. Ulster St., 8th Floor, Denver, Colorado 80237**, being the highest bidder, for the total amount of **$ 5,000.00**.

Dated: 06-29-2007

Alvin LaCabe Jr., Sheriff

The within foregoing instrument was acknowledged before me this 29 day of June, 2007, by Alvin LaCabe Jr., Sheriff for the City and County of Denver, Colorado.

Witness my hand and Official Seal.

Notary Public State of Colorado

Page 2 of 2

07/05/2007 01:49P

RECEIPT # 330436

City & County Of Denver

Stephanie Y. O'Malley
201 W. Colfax
Denver, CO 80202

FROM : TR FIRM
BY : BURGHARDT

RTC.NO.: 2007105867 # Pgs 2
ECS NUM: 4057076
DOC TYPE: CERTIFICATE OF PURCHASES
FEE: STANDARD 11.00

TOTAL FEE ------> 11.00
AMOUNT (Check) RECEIVED ------>(11.00)
Check # 1979 (11.00)
TR FIRM
1 Check Received

CHANGE ------- 0.00

*** RECEIPT ***

CERTIFICATE OF SERVICE

I certify that on July 11, 2007, a true and accurate copy of the foregoing REPORT AND RETURN OF SHERIFF was served on the client and all other counsel or parties of record by placing it in the United States mail, postage pre-paid, and addressed to the following:

Hachador Holdings, LTD
#2 Black Creek Lane
Ladue, Missouri 63134

Diane M. Serra
568 Lullingstone Drive, SE
Marietta, Georgia 30067-2717

Paul A. Boghosian
#2 Black Creek Lane
Ladue, Missouri 63134

Marilyn G. Boghosian
#2 Black Creek Lane
Ladue, Missouri 63134

Barron Real Properties, LLC
#2 Black Creek Lane
Ladue, Missouri 63134

s/ Ted W. Trauernicht
Attorney for Plaintiff/Judgment Creditor

Entry 2006012171
Book 1005 Page 538-540 $13.00
06-DEC-06 04:20
RANDY SIMMONS
RECORDER, UINTAH COUNTY, UTAH
PRUITT GUSHEE & BACHTELL
1850 BENEFICIAL LIFE TWR SALT LAKE CITY,
BY: DEBRA ROOKS, DEPUTY

CORRECTIVE SHERIFF'S DEED

Entry 2006012171
Book 1006 Page 538

WHEREAS, by Sheriff's Deed dated August 24, 2005 and recorded August 31, 2005 in Book 940, Page 706 in the official records of the Uintah County Recorder, Richard Hawkins, Sheriff of Uintah County, State of Utah, granted, sold and conveyed to Aggregate Resources, LLC certain interests in the property described therein and below (hereinafter the "Property"). As set forth in the Sheriff's Deed, the Property was sold at public auction pursuant to a judgment and decree entered by the Eighth Judicial District Court, Uintah County, State of Utah, on July 27, 2004, in a certain action then pending in said Court wherein, Aggregate Resources, LLC, Plaintiff, and Lexico Resources International Corporation, Defendant, it was among other things ordered and adjudged that the Property be sold at public auction;

WHEREAS, the Plaintiff as identified in the judgment and decree and the Sheriff's Deed and accordingly the grantee under the Sheriff's Deed contained a typographical error in that Aggregate Resources, LLC is actually Aggregate Recovery, LLC;

WHEREAS, said Court by Order Amending Plaintiff's Name and Amending Sheriff's Deed dated October 23, 2006 amended the Plaintiff's name and ordered the original Sheriff's Deed be amended to correct said error. A copy of said Order is attached hereto as Exhibit A;

WHEREAS, in said certain judgment and decree, on July 27, 2004, it was, among other things, ordered and adjudged that all and singular the premises in said judgment, and hereinafter described, should be sold at public auction, by and under the direction of the Sheriff of Uintah County, State of Utah, in the manner required by law; that either of the parties to said action might become purchaser at such sale, and that said Sheriff should execute the usual certificates and deeds to the purchaser as required by law;

WHEREAS, the Sheriff did, at the hour of 16:00, on the 27th day of July A.D. 2004, at the County Court House in the County of Uintah, State of Utah, after due public notice had been given, as required by law and said judgment, duly sell at public auction, agreeable to law and said judgment, the premises and property in said judgment and hereinafter described at which sale said premises and property were fairly struck off and sold to Aggregate Recovery, LLC for the sum of $5,000.00 cashiers check at the time of the sale, with the balance of the purchase price designated to be paid within 24 hours of the sale, it being the highest bidder and that being the highest sum bid at said sale and that at said sale as there were no other bidders, and said sale was by default. The balance due and owning on the judgment is approximately $517,957.21;

Entry 2006012171
Book 1086 Page 539

WHEREAS, said Aggregate Recovery, LLC thereupon paid to the said Sheriff said sum of money so bid, and said Sheriff thereupon made and issued the usual return of service of such sale in due form, and delivered one thereof to said purchaser;

WHEREAS, more than six months have elapsed since the day of said sale, and no redemption of the property so sold has been made;

WHEREAS, said Lexico Resources International Corporation, purchaser as aforesaid did, on the 27th day of July, A.D. 2004, sell assign and transfer said Notice of Sale and all its rights thereunder to Aggregate Recovery, LLC the said party of the second party, and duly authorized said Sheriff to make a deed for said premises, in pursuance of said sale to said Aggregate Recovery, LLC; and

NOW THEREFORE, that the said party of the first part, Sheriff as aforesaid, in order to carry into effect said sale in pursuance of said judgment and of the law, and also in consideration of the premises and of the money so bid and paid by the said party of the second part, the receipt whereof is hereby acknowledged, has granted, sold, conveyed, and by these presents does grant, sell and convey and confirm unto the said party of the second part, its successors and assigns forever, the following described real estate lying and being in the County of Uintah, State of Utah, being all the right, title, claim and interest of the above named defendant of, in and to the following described property, to-wit:

Oil and Gas Leases and Lands held to the following described:

Township 9 South, Range 20 East, All; Township 9 South, Range 21 East, All; Township 9 South, Range 22 East, All; Township 10 South, Range 20 East, All; Township 10 South, Range 21 East, All; Township 10 South, Range 22 East, All; as to all depths below the top of the Mancos Formation, all of the townships are in Uintah County, Utah.

Together with all and singular the tenements, hereditaments, and appurtenances there unto belonging or in any-wise appertaining, to have and to hold the same unto said party of the second part, its successors and assigns forever.

IN WITNESS WHEREOF, said party of the first part has hereunto set his hand and seal this 29th day of November, 2006, but effective as of August 24, 2005.

Richard Hawkins
Sheriff of Uintah County, Utah

2

Entry 2006012171
Book 1086 Page 540

Signed, Sealed and Delivered in the presence of

Witness

STATE OF UTAH )
) ss.
COUNTY OF UINTAH )

On the 29th day of November, 2006, before me Beverly J. Richardson a Notary Public in and for the County of Uintah, State of Utah, personally appeared Richard Hawkins, Sheriff of Uintah County, State of Utah, personally known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same as such Sheriff, freely and voluntarily, and for the uses and purposes therein mentioned.

WITNESS my hand and notarial seal, this
My commission expires
10-23-08

Notary Public
BEVERLY J. RICHARDSON
My Commission Expires
October 23, 2008
State of Utah

Notary Public, Residing in Vernal, Utah

3

Case 1:03-cv-02235-PSF-PAC Document 350 Filed 01/05/2007 Page 1 of 3

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF COLORADO
Judge Phillip S. Figa

Civil Action No. 03-cv-02235-PSF-PAC

AGGREGATE RECOVERY LLC, a Colorado limited liability company, substituted for LEXICO RESOURCES INTERNATIONAL CORPORATION, a Nevada corporation,

Plaintiff,

v.

THE LAFAYETTE LIFE INSURANCE COMPANY, a Indiana corporation,

Defendant and Third-Party Plaintiff,

v.

LEXICO RESOURCES INTERNATIONAL CORPORATION, a Nevada Corporation;
LIVING BENEFITS OWNER TRUST, a Delaware business trust;
AGGREGATE RECOVERY LLC, a Colorado limited liability company,

Third-Party Defendants,

v.

SENN VISCIANO KIRSCHENBAUM, P.C., a Colorado professional corporation,

Intervenor.

ORDER APPROVING UNOPPOSED JOINT MOTION FOR DISBURSEMENT OF FUNDS FROM COURT REGISTRY

This matter comes before the Court on the Unopposed Joint Motion for Disbursement of Funds Out of the Court Registry (Dkt. # 348), filed December 22, 2006. The motion, filed by intervenor Senn Visciano Kirschenbaum, P.C. ("Senn"), Defendant Aggregate Recovery LLC ("Aggregate"), and proposed Intervenor WyCo Equities, Inc. ("WyCo"), asserts that it provides for allocation of the amount of $275,000 paid into the

Case 1:03-cv-02235-PSF-PAC Document 350 Filed 01/05/2007 Page 2 of 3

Court Registry by Lafayette Life Insurance Company on August 28, 2006, in settlement of the claims made against it by Plaintiff Lexico Resources International Corporation. The motion further asserts that the entities to whom the allocated disbursement is to be made are "the sole claimants" to the settlement funds (Motion at 2).

The Court notes in connection with a prior proposed stipulation for settlement entered into only between Senn and Aggregate, a notice of that proposed settlement was published in a newspaper of general circulation on November 9, 2006 and November 16, 2006, advising any potential claiming an interest in the property of Lexico to file a claim with this Court (Dkt. # 344). To date, no other person or entity has asserted a claim in this Court to the property of Lexico or to the funds in the Court Registry by filing a response to this notice. Accordingly, the Court accepts the representation that no other entity is making a claim to the settlement funds.

CONCLUSION

Accordingly, the reference to the Magistrate Judge of WyCo's Motion to Intervene (Dkt. # 337) is hereby withdrawn, and that motion is **GRANTED**.

The Unopposed Joint Motion for Disbursement of Funds Out of the Court Registry (Dkt. # 348) is **GRANTED**. The Court further orders the Clerk of the Court to disburse the funds being held in the Court Registry as follows:

The sum of $3,410, plus accrued interest thereon, shall be disbursed from the Court Registry to Senn Visciano Kirschenbaum, P.C., less the registry fee assessment;

the sum of $5,000, plus accrued interest thereon, shall be disbursed from the Court Registry to WyCo Equities, Inc., less the registry fee assessment; and

Case 1:03-cv-02235-PSF-PAC Document 350 Filed 01/05/2007 Page 3 of 3

the sum of $266,590, plus accrued interest thereon, shall be disbursed from the Court Registry to Aggregate Recovery LLC., less the registry fee assessment.

The Clerk of Court or other officer of the Court is hereby authorized and directed to make said disbursement.

All other pending motions are DENIED as moot.

The Clerk of the Court is directed to close this case after making the disbursements provided for above.

DATED: January 5, 2007

BY THE COURT:

s/ Phillip S. Figa

Phillip S. Figa
United States District Judge

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street, Room 256 Denver, Colorado 80202 **Plaintiff** LEXICO RESOURCES INTERNATIONAL CORPORATION, a Nevada corporation v. **Defendant** HACHADOR HOLDINGS LIMITED v. **Intervenor** AGGREGATE RECOVERY LLC d/b/a/ AGGREGATE RECOVERY RESOURCES LLC, a Colorado limited liability company.	▲ COURT USE ONLY ▲ Case Number: 03 CV 3534 Div.: 8 Ctrm:
Ted W. Trauernicht, Esq. Trauernicht & Evans LLC Attorneys for AGGREGATE RECOVERY LLC 4643 S. Ulster St., 8th Floor Denver, Colorado 80237 Telephone: (303) 297-1400 FAX: 1 (866) 878-0843 Email: ted@tecounsel.com Atty. Reg. # 12957	
INTERVENOR'S COMPLAINT	

Aggregate Recovery LLC d/b/a Aggregate Recovery Resources LLC, by its attorneys Trauernicht & Evans LLC, for its complaint in intervention alleges as follows:

1. Intervenor Aggregate Recovery LLC d/b/a Aggregate Recovery Resources LLC ("Aggregate") is a Colorado limited liability company with its principal place of business in the City and County of Denver, State of Colorado.

EXHIBIT 3

2. Plaintiff Lexico Resources International Corporation ("Lexico") is a Nevada corporation and a judgment debtor of Aggregate. Lexico has consented to the jurisdiction of this Court.

3. Defendant Hachador Holdings Limited ("Hachador") is not a natural person and purports to be a corporation that has its principal place of business in the State of Missouri. Hachador has consented to the jurisdiction of this Court.

4. Venue is proper in this Court pursuant to C.R.C.P. 98 because the activity which gives rise to the claims set forth herein occurred in the City and County of Denver, State of Colorado to wit: two Sheriff's sales by the Sheriff of the City and County of Denver.

5. Lexico filed its Complaint in this action in May 2003. In general, Lexico's Complaint alleged that Lexico entered into a contract with Hachador under the terms of which Hachador was to pay Lexico five million dollars for approximately five million shares of Lexico's stock. According to the Complaint, Lexico delivered the stock to an escrow agent who was to hold the stock in trust until Hachador paid the purchase price of five million dollars. Further, the Complaint alleges that Hachador did not pay the purchase price for the stock. Accordingly, Lexico's Complaint states three causes of action against Hachador: (1) breach of contract, (2) recission and restitution, and (3) declaratory judgment.

6. Hachador responded to Lexico's Complaint by filing a combined motion under C.R.C.P. Rules 12 and 56 seeking to have Lexico's claims dismissed. In general, Hachador asserted: (1) that Lexico was not the real party in interest to the claims it alleged in the Complaint because the president did not have the necessary corporate authority to file the Complaint, (2) that the agreement between Lexico and Hachador for the purchase and sale of the five million shares of stock was terminated by an express agreement between the parties, and (3) that the claims asserted by Lexico were resolved by way of a settlement agreement dated February 26, 2002. In addition, Hachador specifically asserted that Lexico's claims were barred under the theory of collateral estoppel arguing that in prior lawsuits, the courts had ruled that Lexico's president did not have the corporate authority to file and maintain claims similar to the claims brought by Lexico in this action.

7. Hachador also sought declaratory judgments under Rule 57 seeking in part to obtain an order declaring the respective rights of Hachador and Lexico under the terms of the settlement agreement dated February 26, 2002.

8. On November 21, 2003, the Court entered an Order dismissing Lexico's claims concluding that Lexico's claims were barred by collateral estoppel. Lexico appealed, and the Colorado Court of Appeals ruled that Lexico's claims were not barred by collateral estoppel, and remanded the case to this Court.

9. Aggregate incorporates herein by reference the allegations, claims, and defenses raised by Lexico and Hachador as contained in the Court's file.

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10. On December 7, 2006, Aggregate purchased at a Sheriff's sale conducted by the Sheriff for the City and County of Denver, the causes of action in this case which were asserted by Lexico against Hachador. A copy of the Sheriff's Certificate of Purchase is attached hereto as Exhibit A and incorporated herein by reference. In particular, Aggregate purchased and became the legal owner of Lexico's breach of contract claim against Hachador.

11. On June 28, 2007, Aggregate purchased at a Sheriff's sale conducted by the Sheriff for the City and County of Denver, all of Hachador's pending causes of action and choses in action which have been brought or could have been brought against Lexico in this case. In addition, Aggregate purchased all of Hachador's rights, title and interest to the five million shares of common stock in Lexico which are the subject of this action. A copy of the Sheriff's Certificate of Purchase is attached hereto as Exhibit B and incorporated herein by reference.

12. Aggregate is the legal owner of Lexico and Hachador's claims to the five million shares of stock which are the subject of this action.

13. Aggregate is the legal owner of Lexico and Hachador's claims to the $1,500.00 bond which is the subject of this action.

14. Aggregate's interests which are the subject of this complaint in intervention arise from writings constituting a contract.

FIRST CLAIM FOR RELIEF
(Declaratory Judgment)

15. Intervenor incorporates herein its allegations in paragraphs 1 through 14 above as if fully set forth herein.

16. Aggregate is entitled to declaratory relief under C.R.C.P. Rule 57 declaring that it is the real party in interest and legal owner of the items of property sold to Aggregate at the Sheriff's sales referred to in this Complaint and evidenced by Exhibits A and B.

17. The Sheriff's sales referred to in this Complaint and evidenced by Exhibits A and B were valid sales in all respects, and transferred and conveyed legal title to those items sold at the Sheriff's sale to Aggregate.

18. Lexico has no defenses or claims to invalidate the Sheriff's sale referred to in this Complaint and evidenced by Exhibits A and B.

19. Hachador has no defenses or claims to invalidate the Sheriff's sale referred to in this Complaint and evidenced by Exhibits A and B.

20. Specifically, Aggregate is the legal owner of the pending causes of action (choses in action) which are legally subject to execution and levy against Hachador Limited Holdings [Hachador Holdings Limited] by Lexico Resources International Corporation in a case entitled

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Lexico Resources International Corp. v. Hachador Limited Holdings [Hachador Holdings Limited], in the Court of Appeals, State of Colorado; Case No. 04-CA-0443 (Trial Court No. 03-CV-3534) located at the Colorado Judicial Building, 2 East Fourteenth Avenue, Denver, CO 80203-2115.

21. In addition, Aggregate is the legal owner of the pending causes of action and choses in action (collectively referred to herein as "Hachador's Claims") which are legally subject to execution and levy which have been brought or could be brought against Lexico Resources International Corporation ("Lexico") by Hachador Holdings Limited in a case entitled *Lexico Resources International Corporation v. Hachador Holdings Limited*, in the District Court, City and County of Denver, State of Colorado; Case No. 03-CV-3534 located at the City and County Building, 1437 Bannock Street, Denver, CO 80202 (the "Lawsuit"). Hachador's Claims include, but are not limited to:

a. The right to collect a break-up fee in the amount of $25,000.00, plus interest and attorneys' fees from Lexico under certain contracts identified in the Lawsuit as the March 19, 1999 PURCHASE AGREEMENT and THE DIRECT PURCHASE ESCROW AGREEMENT.

b. All rights, title, and interest Hachador has to five million shares of common stock in Lexico ("LXXI Stock"). The stock is currently issued in the name of Hachador. The LXXI Stock certificates consist of 51 certificates which are numbered as follows:

1.	5084-9 for 100,000 shares.	18.	5101-1 for 100,000 shares.	35.	5118-5 for 100,000 shares.
2.	5085-6 for 100,000 shares.	19.	5102-9 for 100,000 shares.	36.	5119-3 for 100,000 shares.
3.	5086-4 for 100,000 shares.	20.	5103-7 for 100,000 shares.	37.	5120-1 for 100,000 shares.
4.	5087-2 for 100,000 shares.	21	5104-5 for 100,000 shares.	38.	5121-9 for 100,000 shares.
5.	5088-0 for 100,000 shares.	22.	5105-2 for 100,000 shares.	39.	5122-7 for 100,000 shares.
6.	5089-8 for 100,000 shares.	23.	5106-0 for 100,000 shares.	40.	5123-5 for 100,000 shares.
7.	5090-6 for 100,000 shares.	24.	5107-8 for 100,000 shares.	41.	5124-3 for 100,000 shares.
8.	5091-4 for 100,000 shares.	25.	5108-6 for 100,000 shares.	42.	5125-0 for 100,000 shares.
9.	5092-2 for 100,000 shares.	26.	5109-4 for 100,000 shares.	43.	5126-8 for 100,000 shares.
10.	5093-0 for 100,000 shares.	27.	5110-2 for 100,000 shares.	44.	5127-6 for 100,000 shares.
11.	5094-8 for 100,000 shares.	28.	5111-0 for 100,000 shares.	46.	5128-4 for 100,000 shares.
12.	5095-5 for 100,000 shares.	29.	5112-8 for 100,000 shares.	47.	5129-2 for 100,000 shares.
13.	5096-3 for 100,000 shares.	30.	5113-6 for 100,000 shares.	48.	5130-0 for 100,000 shares.
14.	5097-1 for 100,000 shares.	31.	5114-4 for 100,000 shares.	49.	5131-8 for 100,000 shares.
15	5098-9 for 100,000 shares.	32.	5115-1 for 100,000 shares.	50.	5132-6 for 100,000 shares.
16.	5099-7 for 100,000 shares.	33.	5116-9 for 100,000 shares.	51.	5133-4 for 100,000 shares.
17.	5100-3 for 100,000 shares.	34.	5117-7 for 100,000 shares.		

c. The defenses, set-offs, and counterclaims that Hachador has to Lexico's claims to clear and unencumbered rights and title to ownership of the LXXI Stock.

d. Any and all rights that Hachador may have pursuant to, and that result from, a certain purported Settlement Agreement between Hachador, Lexico, and other third parties, referred to in the Lawsuit as the February 26th, 2002 Settlement Agreement.

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WHEREFORE, Aggregate prays for an Order entering declaratory judgment in its favor and against Lexico and Hachador, declaring that Aggregate is the legal owner of the items of property sold to Aggregate at the Sheriff's sales referred to in this Complaint and evidenced by Exhibits A and B, and further order:

1. That Aggregate is the real party in interest and owner of Lexico's claims against Hachador in this action, and Aggregate can settle or dismiss said claims which settlement or dismissal is legally binding on Lexico.

2. That Aggregate is the real party in interest and owner of Hachador's claims and choses in action against Lexico, and Aggregate can bring, settle, or dismiss said claims or choses in action which bringing, settling, or dismissing of said claims or choses in action is legally binding on Hachador.

3. That Aggregate is the legal owner of Hachador's claims to the 5,000,000 shares of the Lexico stock.

4. That the Court Registry is authorized to take receipt of the 5,000,000 shares of the Lexico stock and the $1,500.00 in bond money currently located in the Court Registry of the Superior Court of California, County of Los Angeles, Central Division.

5. That a notice issue to the Superior Court of California, County of Los Angeles, Central Division advising the California Court that the Colorado Court Registry is authorized to take receipt of the 5,000,000 shares of the Lexico stock and the $1,500.00 in bond money currently located in the Court Registry of the Superior Court of California, County of Los Angeles, Central Division, and that the California Court may transfer the shares and money into the Colorado Court Registry.

6. That the stock be constructively released to Hachador from the Court Registry and be physically tendered to the control and possession of Aggregate.

7. That Lexico transfer the stock on its stock ledger to Aggregate and issue new stock certificates in Aggregate's name representing the 5,000,000 shares of stock that are the subject of this lawsuit.

8. That the bond money be released from the Court Registry and turned over to the control and possession of Aggregate.

9. That the Clerk of the Court be authorized to sign or execute any documents necessary to carry out the Court's Orders on behalf of and in the name of Lexico or Hachador in the event that Lexico and Hachador fail, refuse, or are unable to sign or execute any such documents.

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ADDENDUM TO FORBEARANCE AGREEMENT

THIS ADDENDUM TO THE FORBEARANCE AGREEMENT ("Addendum Agreement") is entered into by Lexico Resources International Corporation, a Nevada corporation, ("Lexico"), James V. Aden a natural person ("Aden"), and Aggregate Recovery LLC d/b/a Aggregate Recovery Resources LLC, a Colorado limited liability company ("Aggregate"). The effective date of this Addendum Agreement shall be May 25, 2010 ("Effective Date").

RECITALS

WHEREAS, Lexico, Aden and Aggregate entered in a Forbearance Agreement with an effective date of May 4, 2010 ("Effective Date"); and

WHEREAS, Lexico, Aden and Aggregate wish to amend only certain terms and conditions of the Forbearance Agreement;

AGREEMENT

NOW THEREFORE, by and in consideration of the mutual covenants, agreements, and the sum of $10.00 (ten dollars) and other good and valuable consideration, in hand paid by Lexico to Aggregate, the receipt and sufficiency of which is hereby acknowledged, Lexico, Aden and Aggregate agree as follows:

1. Counterparts, facsimile signatures and electronic copies. This Addendum Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures, and electronic copies of signatures shall be deemed the same as an original signature of either party to this Addendum Agreement. Sections 8, 9, 10 and 11 are deleted from the Forbearance Agreement in their entirety and replaced in their entirety with the following Sections:

8. Lexico represents that it will call and conduct a proper and legally noticed shareholder's meeting as provided by the laws of the State of Nevada

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("Shareholder's Meeting"). The meeting will be called and held within ninety (90) calendar days of the date of this Agreement. In addition, Lexico represents that it intends to take all necessary action to:

A. File all documents necessary in the state of Colorado and Nevada to reinstate Lexico as a corporation in "good standing" in those states; and

B. Approve and authorize a reverse split of the issued and outstanding shares of the common stock of Lexico on the basis of a twenty to one split ("Reverse Split"). This means by way of example the holder of one thousand (1,000) shares would then hold fifty (50) shares of post Reverse Split common stock; and

C. Engage the services of Vern Jones of Jones Lease Services, Salt Lake City, Utah to investigate Lexico's assets in Utah. Within five (5) business of the date Mr. Jones provides Lexico with any opinion(s) or report(s), Lexico shall provide Aggregate the same information in the same form as it was provided to Lexico by Mr. Jones; and

D. Cause its shareholders to ratify and approve this Agreement at the Shareholder Meeting.

9. Within five (5) calendar days after the Shareholder's Meeting ratifying and approving this Agreement, the newly elected Board of Directors shall ratify and approve this Agreement ("Board Action") and Lexico shall provide Aggregate with a corporate resolution signed by the Board of Directors and officers of Lexico evidencing the Board Action. Furthermore, Lexico shall provide Aggregate with an affidavit signed by each member Board of Directors acknowledging and representing that the shareholders ratified and approved this Agreement at the Shareholder Meeting.

10. Within fourteen (14) calendar days after the Shareholder's Meeting Lexico shall issue, transfer, and convey to Aggregate 45,000,000 (forty five

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million) fully paid and non-assessable common shares of stock in Lexico, at its expense, with no restrictions, except as may be required by SEC Rule 144. Within six (6) months after the Shareholder's Meeting Lexico shall obtain any and all necessary approvals from the Financial Industry Regulatory Authority ("FINRA") permitting and authorizing the Reverse Split ("FINRA Approval"). Within fourteen (14) calendar days after FINRA Approval, Lexico shall cause the issuance, through its transfer agent or otherwise as maybe provided for by law, at Lexico's expense, 2,250,000 (two million two hundred fifty thousand) Reverse Split fully paid and non-assessable common shares of stock in Lexico with no restrictions, except as may be required by SEC Rule 144, in exchange for the 45,000,000 (forty five million) fully paid and non-assessable common shares of stock in Lexico previously issued to Aggregate pursuant to this Agreement, thereby effectuating the Reverse Split under FINRA Approval. The stock issued to Aggregate pursuant to this Agreement shall be deemed to have no value at the time of its issuance.

11. In the event Lexico breaches any term or condition or the spirit of this Agreement, any of the events described in Sections 8, 9 and/or 10 of this Agreement do not occur per this Agreement, or Lexico breaches any term or condition or the spirit of the Agreement For Satisfaction of Judgment with Narnia Investments, Ltd. a copy of which is attached hereto as *Exhibit 3* (collectively or individually referred to as "Lexico Default then Aggregate shall have the right to engage in post-judgment execution proceedings on its Judgment against Lexico and need not refrain from post judgment execution proceedings as set forth in Section 1 of this Agreement. In addition, Aggregate may demand ("Aggregate's Demand") that Aden, and Aden agrees to, transfer the Aden Stock (300,000 post Reverse Split shares if the Reverse Split is approved by FINRA) back to Aggregate, at Lexico's expense. If Aden fails or refuses to transfer the Aden Stock back to Aggregate within five (5) business days of Aggregate's Demand, then Lexico shall issue Aggregate 6,000,000 (six million) fully paid and non-assessable shares of Lexico's common stock in the event there is no Reverse Split or 300,000 (three hundred thousand) shares of Lexico's fully paid and non-assessable common stock if Aggregate makes its request after the Reverse Split is approved by FINRA, with no restrictions, unless required under Rule 144, all at Lexico's expense. Furthermore, and in addition to all other rights Aggregate may have in the event of a Lexico Default Lexico, Aggregate shall retain all things of value that Lexico has given to Aggregate pursuant to this Agreement. Aden also agree that Aggregate

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shall have the right to specific performance of any term or condition in this Agreement and may enforce that right by way of obtaining an order of the Court in which Aggregate holds the Judgment. Aden and Lexico hereby appoint and authorize the Clerk of the Denver District Court in which Aggregate has the Judgment, to execute such additional documents and instruments and take such action as may be reasonably requested by Aggregate to confirm or perfect the entitlements of Aggregate under this Agreement. Aggregate shall be entitled to an award of all reasonable attorney's fee and costs associated with its enforcement of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Addendum Agreement as of the Effective Date.

Lexico: Lexico Resources International Corporation

By: [signature]

Ronald Aden, President

By: [signature]

Ted Trauernicht, Manager

James V. Aden:

By: [signature]

James V. Aden

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SECOND ADDENDUM TO FOREBEARANCE AGREEMENT

THIS SECOND ADDENDUM TO THE FORBEARANCE AGREEMENT (the "Second Addendum Agreement") is entered into by and Lexico Resources International Corporation, a Nevada corporation ("Lexico"), James V. Aden, a natural person ("Aden") and Aggregate Recovery LLC, a Colorado Limited liability company ("Aggregate"). The effective date of this Second Addendum shall be June 13, 2010. ("Effective Date").

RECITALS

Whereas Lexico, Aden and Aggregate entered into the Agreement with an effective date of May 4, 2010 and an ADDENDUM TO FORBEARANCE AGREEMENT with an effective date of May 25, 2010.

Whereas, Lexico, Aden and Aggregate wish to further amend FORBEARANCE AGREEMENT.

AGREEMENT

NOW THEREFORE, by and in consideration of the mutual covenants, agreements, and the sum of $10.00 (Ten dollars) and other good and valuable consideration, in hand paid tom Lexico to Aggregate, the receipt and sufficiency of which is hereby acknowledged, Lexico, Aden and Aggregate agree as follows:

1. The date of the shareholder meeting shall be called and held not later than August 31, 2010.

2. All other terms and conditions of the FORBEARANCE AGREEMENT and the ADDENDUM TO FORBEARANCE AGREEMENT shall remain the same.

3. Counterparts, facsimile signatures and electronic copies. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument. Facsimile signatures and electronic copies of signatures shall be deemed the same as an original signature of either party to this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Second Addendum Agreement as of the Effective Date.

Lexico: Lexico Resources International Corporation

By: ______________________

Ronald L. Aden, President

By: ______________________

Ted Trauernicht, Manager

Aden:

By: ______________________

James V. Aden

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